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                                                                   EXHIBIT 10(l)


                          SECOND AMENDED AND RESTATED
                    SECURITY AND COLLATERAL AGENCY AGREEMENT


       THIS SECOND AMENDED AND RESTATED SECURITY AND COLLATERAL AGENCY AGREEMENT (the "Security Agreement") is made and dated as of November 12, 1996, by and among SOURCE ONE MORTGAGE SERVICES CORPORATION, a Delaware corporation (the "Company"), THE MORTGAGE AUTHORITY, a Delaware corporation ("TMA"), CENTRAL PACIFIC MORTGAGE COMPANY, a California corporation ("CPM"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, acting in its capacity as administrative agent for the lenders from time to time participating in the Credit Agreement (as defined below) (in such capacity, the "Credit Agent"), NORWEST BANK MINNESOTA, N.A., as the successor trustee under the Indentures (as defined below) (the "Note Trustee") and NATIONAL CITY BANK OF KENTUCKY, a national banking association, as collateral agent for the Secured Parties (as defined below) (in such capacity, the "Collateral Agent").


                                    RECITALS

       A. This Second Amended and Restated Security and Collateral Agency Agreement amends and restates in its entirety that certain Amended and Restated Security and Collateral Agency Agreement dated as of March 24, 1995 by and among the parties hereto (other than CPM). Pursuant to Section 22 of such March 24, 1995 Agreement, execution of this Second Amended and Restated Security and Collateral Agency Agreement by the Note Trustee is not required.

       B. Pursuant to that certain Second Amended and Restated Revolving Credit Agreement of even date herewith (the "Credit Agreement"), the Lenders agreed to extend credit to the Company, TMA and CPM on the terms and subject to the conditions set forth therein. The Credit Agreement amends and restates in its entirety that certain Amended and Restated Revolving Credit Agreement dated as of March 24, 1995 by and among the Company, TMA, First Chicago and certain of the other Lenders. Capitalized terms not otherwise defined herein are used with the same meanings as in the Credit Agreement.

       C. TMA and CPM (each a "Borrowing Subsidiary") are wholly-owned subsidiaries of the Company. Up to $1,000,000 of the Aggregate Commitment is available to TMA and up to $10,000,000 of Swingline Advances are available to CPM. Also, portions of the funds loaned to the Company under the Credit Agreement may also be distributed by the Company to the Borrowing Subsidiaries to enable the Borrowing Subsidiaries to originate or acquire Mortgage Loans, which Mortgage Loans may constitute a portion of the Collateral.

       D. The Note Trustee is the current trustee for the holders of the Ratable-Medium Term Notes (the "Noteholders"), which notes are required to be ratably secured with certain other secured debt of the Company pursuant to (i) an Indenture, dated as of September
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15, 1986, between Fireman's Fund Mortgage Corporation (predecessor in interest to the Company) and National Bank of Detroit, as trustee, as supplemented by certain supplemental indentures and (ii) an Indenture, dated as of November 21, 1988, between Fireman's Fund Mortgage Corporation and The First National Bank of Chicago, as trustee, as supplemented by certain supplemental indentures (collectively, as supplemented, the "Indentures").

       E. As a condition precedent to the effectiveness of the Credit Agreement, the Credit Agent has required the execution and delivery of this Security Agreement in order to, among other things, create a first priority perfected security interest in the Collateral in favor of the Lenders, the Non-Lender Balance Banks (to the extent of any Credit Indebtedness owed to such Non-Lender Balance Banks), the Credit Agent, the Collateral Agent, the Note Trustee and the Noteholders (collectively, the "Secured Parties") to secure payment of the Credit Indebtedness and all amounts outstanding under the Ratable Medium-Term Notes or otherwise due under the terms of the Indentures (collectively, the "Secured Debt").

       NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS

     1. Appointment of Collateral Agent. The Note Trustee hereby appoints, and each Lender and Non-Lender Balance Bank has, pursuant to the terms of the Credit Agreement, appointed the Collateral Agent to act as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties with respect to the Collateral. The Collateral Agent hereby accepts such appointment and agrees to maintain and hold, or cause to be maintained and held, all Collateral at any time delivered to it or any of its subagents as secured party, agent, bailee and custodian for the exclusive benefit of the Secured Parties. The Collateral Agent, the Borrowing Subsidiaries and the Company agree that the Collateral Agent is acting and will act with respect to the Collateral for the exclusive benefit of the Secured Parties and is not, and shall not at any time in the future be, subject, with respect to the Collateral, in any manner or to any extent, to the direction or control of the Company or any Borrowing Subsidiary except as expressly permitted hereunder and under the other Credit Documents. The Collateral Agent agrees to act in accordance with this Security Agreement and in accordance with any written instructions properly delivered pursuant hereto. Under no circumstances shall the Collateral Agent deliver, or cause to be delivered, possession of Collateral to the Company or any Borrowing Subsidiary except in accordance with the express terms of this Security Agreement or the other Credit Documents.

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     2.        Delivery and Categorization of Collateral.

               (a) Mortgage Loans. The Company and each Borrowing Subsidiary (each such entity, with respect to any Pledged Item owned by such entity, is referred to herein as the "Pledgor") shall deliver Collateral Transmittals to the Collateral Agent from time to time identifying Mortgage Loans that the Pledgor intends to include in Collateral by delivering to the Collateral Agent the Required Mortgage Documents (as described on Schedule A attached hereto) for such Mortgage Loans. Such delivery shall be made prior to inclusion of such Mortgage Loans in Collateral, other than for AP Mortgages identified in the Collateral Transmittal and covered by an AP Notice. The Collateral Agent shall review the Required Mortgage Documents in accordance with the review steps described on Exhibit 1 hereto.

               (b) AP Notices. The Collateral Agent, upon receipt of a Collateral Transmittal describing the AP Mortgages to be covered by an AP Notice and an AP Notice as of that date, shall (subject to the eligibility requirements set forth in the Credit Agreement) include such AP Mortgages as Eligible Collateral in the Collateral Value Determination (as defined Paragraph 6(a) below). The Pledgor shall deliver the Required Mortgage Documents for each such AP Mortgage not later than the tenth (10th) Business Day after the date such AP Mortgage is first so included as an Eligible AP Mortgage. If the Required Mortgage Documents for any AP Mortgage are not delivered by such 10th Business Day, the Credit Agent or the Collateral Agent may request that the Pledgor advise the Collateral Agent and the Credit Agent in writing of the specific reason that such Required Mortgage Documents were not delivered, and the Pledgor shall so advise the Collateral Agent and the Credit Agent within 30 days after such request.

               (c) Securities. The Pledgor may, from time to time, deliver Securities to the Collateral Agent or an Approved MBS Custodian and shall provide such evidence that such Securities are either (a) in a certificated form, with the certificates evidencing such Securities being delivered to the Collateral Agent or such Approved MBS Custodian, or (b) in book entry or uncertificated form with evidence that the Collateral Agent or such Approved MBS Custodian has been identified as the nominal owner of such Securities in the records of a Federal Reserve Bank or other institution authorized by the applicable Federal Agency to maintain ownership records in respect of such Securities.

               (d) Repurchased Agency Loans and Receivables. The Company shall identify Repurchased Agency Loans and Receivables from time to time by providing a list of such items to the Collateral Agent. Such list shall include statements indicating (i) the identification number of each such Mortgage Loan, (ii) its unpaid principal balance, (iii) the "paid-to" date for such





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Mortgage Loan, (iv) the date on which such Mortgage Loan was purchased by the
Company out of the applicable pool, (v) whether or not such Mortgage Loan has been reinstated and the payment defaults thereunder cured by the mortgagor,
(vi) the date on which any foreclosure sale with respect to such Mortgage Loan has occurred, (vii) the status of the related claim against the VA or FHA or HUD, and (viii) whether the borrower of the Mortgage Loan filed a voluntary bankruptcy petition or had an involuntary bankruptcy petition filed against it while the payments on such Mortgage Loan were past due. The Company shall provide a weekly update of such information to the Collateral Agent by 9:00 a.m. (Chicago time) on the first Business Day of each week with regard to any Repurchased Agency Loans and Receivables previously identified as being included in Collateral. The Collateral Agent shall have the right at any time at the direction of the Aggregate Required Lenders, to require the Company to submit all Required Mortgage Documents and item number 4 from the Additional Required Mortgage Documents for any Repurchased Agency Loan and Receivable then being included in Collateral, and the Collateral Agent shall request the submission of such documents at the direction of the Credit Agent. In addition, the Company shall provide, at the request of the Collateral Agent or the Credit Agent, claim forms to FHA or VA or HUD for each such Repurchased Agency Loan and Receivable, identifying the Collateral Agent as the "investor" thereunder so that any payments made by FHA or VA or HUD with respect to such Mortgage Loan shall be paid to the Collateral Agent rather than the Company.
In addition, with respect to those Repurchased Agency Loans and Receivables for which there has been a foreclosure sale of the underlying property, the Credit Agent shall have the right to require the Company to provide a new mortgage in favor of the Collateral Agent on the real estate and improvements that previously secured such Repurchased Agency Loan and Receivable, all in form satisfactory to the Credit Agent and Collateral Agent and at the Company's sole cost and expense, including the cost of recording such mortgage if required by the Credit Agent.

               (e) Pledged Servicing. The Company shall deliver to the Collateral Agent fully executed copies of (i) the Acknowledgment Agreements with FNMA and FHLMC, and (ii) Acknowledgment Agreements with all other Federal Agencies (excluding GNMA unless and until the Agent or Required Lenders require that an Acknowledgement Agreement with GNMA be obtained) covering all other Servicing Agreements constituting Eligible Pledged Servicing. In the event the Agent or the Required Lenders request that Acknowledgement Agreements with GNMA be obtained, the Company shall deliver to the Collateral Agent fully executed copies of Acknowledgement Agreements with GNMA covering all Pledged Servicing with GNMA.

               (f) Servicing Sale Receivables. The Company may, in connection with a sale of Servicing Agreements from the Company to a Servicing Purchaser, pledge the Servicing Sale Receivables due in





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connection with such sale to the Collateral Agent as Collateral.  If the
Company so pledges Servicing Sale Receivables to the Collateral Agent, the Company shall (i) deliver to the Credit Agent and the Collateral Agent a complete executed copy of the related purchase agreement and written confirmation from the Servicing Purchaser as to the amount of such Pledged Servicing Sale Receivables, (ii) assign its rights to such Pledged Servicing Sale Receivables to the Collateral Agent for the benefit of the Secured Parties pursuant to an assignment in form and content satisfactory to the Required Lenders, and (iii) cause the Servicing Purchaser of the applicable sold Servicing Agreements to execute an agreement in form and content satisfactory to the Required Lenders pursuant to which the Servicing Purchaser shall agree to (A) pay such Pledged Servicing Sale Receivables directly to the Collateral Agent for the benefit of the Secured Parties, and (B) provide simultaneous written notice to the Credit Agent and the Collateral Agent of any claims made against or notices given to the Company which would constitute an offset to or reduction in the amount of such Pledged Servicing Sale Receivables.

               (g) Identification of Collateral. All Mortgage Loans and Securities at any time delivered to the Collateral Agent hereunder shall be held by the Collateral Agent in a fire resistant vault, drawer or other suitable depositary maintained in accordance with Federal Agency standards and controlled solely by the Collateral Agent, conspicuously marked to show the respective interests of the Secured Parties therein and not commingled with any other assets or property of, or held by, the Collateral Agent. Accordingly, if (pursuant to Paragraph 7(b) below) the Collateral Agent receives a shipping request pursuant to which National City Bank of Kentucky is to retain physical possession of the applicable Mortgage Loans or Securities as an agent for any Person other than the Secured Parties, the Collateral Agent shall physically separate such Mortgage Loans or Securities from the remainder of the Collateral and shall execute any transmittal letters required under Paragraph 7(b) below.

     3. Grant of Security Interest. The Company, with respect to Collateral owned by the Company, and each Borrowing Subsidiary, with respect to Collateral owned by the applicable Borrowing Subsidiary, hereby pledges, assigns and grants to the Collateral Agent for the benefit of the Secured Parties, a first priority security interest in the property described in Paragraph 4 below (collectively and severally, the "Collateral"), to secure payment of the Secured Debt. Furthermore, each AP Notice shall create a security interest in favor of the Collateral Agent for the benefit of the Secured Parties in the AP Mortgages identified therein. By delivering an AP Notice, the Company represents and warrants that each AP Mortgage identified therein constitutes an Eligible AP Mortgage. The Company agrees that while it is in possession of any Required Mortgage Documents for an AP Mortgage, it will hold same





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in trust and as agent and bailee for the Collateral Agent for the benefit of the Secured Parties, without authority to make any other disposition thereof, or of the proceeds thereof. The Company assumes the responsibility for loss or destruction of any such Required Mortgage Documents until the same are delivered to the Collateral Agent.

       Unless so directed by the Credit Agent when an Event of Default has occurred and is continuing, the Collateral Agent shall not record the assignment of mortgage or deed of trust delivered in connection with any Pledged Mortgage.

     4. Collateral. The Collateral shall consist of all right, title and interest of the Company and the Borrowing Subsidiaries, as applicable, of every kind and nature, in and to all of the following property, assets and rights of the Company and the Borrowing Subsidiaries wherever located, whether now existing or hereafter arising, and whether now or hereafter owned or acquired by or accruing or owing to the Company or a Borrowing Subsidiary, and all proceeds and products thereof (including all proceeds in the Settlement Account and Custodian Settlement Accounts from time to time):

               (a)      all Pledged Mortgages;

               (b)      all Pledged Securities;

               (c) any commitments or other agreements issued by any private mortgage insurer or by the FHA or VA to insure or guarantee any Pledged Mortgage;

               (d) all commitments of FNMA, FHLMC or other Persons to purchase Pledged Items from the Company or any Borrowing Subsidiary or exchange Securities with the Company or any Borrowing Subsidiary for Pledged Items;

               (e) any options to sell or purchase Securities, future contracts, or any other interest rate protection products which directly or indirectly protect the Company or any Borrowing Subsidiary against reductions in value of such Pledged Items due to changes in mortgage interest rates;

               (f) the Settlement Account and any Custodian Settlement Accounts and any amounts standing to the credit of the Settlement Account and any Custodian Settlement Accounts then in existence with Approved MBS Custodians, as described in Paragraph 7(c) of this Security Agreement;

               (g) all VA Mortgage Loans or FHA Mortgage Loans (plus any REO or accounts receivable from FHA or VA resulting therefrom, including guaranty claims against VA and insurance claims against





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FHA or HUD) which are repurchased by the Company from Security holders and pledged to the Collateral Agent as security for the Secured Debt;

               (h) all cash and Cash Equivalents held by the Credit Agent or Collateral Agent as security for the Secured Debt;

               (i) all right, title and interest of the Company, of every kind and nature, whether now existing or hereafter arising, in and to all Servicing Agreements now or hereafter existing, including without limitation all rights of the Company to sell or assign its interest therein and all amounts payable to the Company thereunder arising out of any termination thereof, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, disks, cards, accounting records and other records and data of the Company related to the Mortgage Loans covered by such Servicing Agreements and all proceeds and products thereof;

               (j)      all Pledged Servicing Sale Receivables; and

               (k) all property and proceeds related to the foregoing, including without limitation, the right to service Pledged Mortgages while owned by the Company or any Borrowing Subsidiary, all accounts and general intangibles of whatsoever kind so related and all documents or instruments delivered to the Credit Agent or the Collateral Agent in respect of any Pledged Item, including, without limitation, the right to receive all insurance proceeds and condemnation awards which may be payable in respect of the premises encumbered by any Pledged Mortgage.

     5. Collateral Agent's Review of Collateral. Upon any receipt of Required Mortgage Documents for any Mortgage Loan, the Collateral Agent shall review the same and verify that:

               (a) All Required Mortgage Documents relating to such Mortgage Loan appear regular on their face (as determined by the Collateral Agent in its reasonable discretion) and are in the Collateral Agent's possession; and

               (b) The statements set forth on Exhibit 1 hereto are accurate and complete in all material respects.

If the Collateral Agent notes any exception in the review described in subparagraph (a) or (b) above or questions, in its reasonable discretion, the genuineness, regularity, propriety, or accuracy of any item of Collateral, the Collateral Agent shall not include such item as Eligible Collateral in its next Collateral Value Determination (as defined in Paragraph 6(a) below) delivered to the Credit Agent. In the event that the Pledgor has been requested by the Credit Agent or the Collateral Agent to deliver the "Additional Required Mortgage Documents" (as described on Schedule B attached





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hereto) with respect to any Mortgage Loan, the Collateral Agent shall review and verify such Additional Required Mortgage Documents consistent with the obligations of the Collateral Agent above.

     6.        Collateral Value Determination; Determination Assumptions.

               (a) On each Business Day the Collateral Agent shall compute the value of the Aggregate Borrowing Base and the Warehouse Borrowing Base (collectively, the "Borrowing Bases") and notify the Credit Agent thereof (a "Collateral Value Determination") by telephone and by sending a facsimile copy of a report ("Borrowing Base Report") in the form of Schedule C hereto (or such other form as may be mutually agreed to by the Collateral Agent and the Credit Agent) prior to 11:00 a.m. (Chicago time). With respect to any Required Mortgage Documents delivered to the Collateral Agent by 10:00 a.m. (Chicago time) on any Business Day, the Collateral Agent shall review such Required Mortgage Documents in the manner set forth in Paragraph 5 above in time to include the related Mortgage Loans (to the extent they constitute Eligible Collateral) in the Borrowing Base Report delivered at 11:00 a.m. (Chicago time) on such Business Day. If the Company or the Credit Agent reasonably believes that the value of the Borrowing Bases has changed since the 11:00 Borrowing Base Report, the Collateral Agent shall, at the request of the Company or the Credit Agent made by facsimile prior to 2:00 p.m. (Chicago time) on any Business Day, recompute the Borrowing Bases and notify the Credit Agent thereof by telephone and by a facsimile transmission of a Borrowing Base Report. Notwithstanding the foregoing, so long as the security interest in the Collateral is abated as described in Paragraph 8, the Company shall perform all of the obligations of the Collateral Agent with respect to determining the Borrowing Bases, and the Collateral Agent shall have no duty to compute the Borrowing Bases or submit Borrowing Base Reports.

               (b) In making any Collateral Value Determination or other calculation involving a determination of the value of the Borrowing Bases, the Collateral Agent shall be permitted to rely, without independent investigation of the correctness thereof, on:

                        (1) The information supplied by the Company to the Collateral Agent with respect to (i) the aggregate principal balance of the Mortgage Loans serviced by the Company pursuant to Servicing Agreements constituting Eligible Pledged Servicing, which information shall be provided by the Company within the first five days of each month and (ii) the acquisition price paid by the Company to acquire any Pledged Servicing;

                        (2) The information supplied by the Pledgor to the Collateral Agent on the related Collateral Transmittal, with





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       respect to the net acquisition cost (including any discounts and excluding any servicing released premium) of any Mortgage Loan, the unpaid principal balance of any Mortgage Loan as of the Pledge Date therefor, and the weighted average purchase price (expressed as a percentage of par) committed to under those Approved Investor Commitments which could cover such Mortgage Loan;

                        (3) The most recent information supplied by the Company to the Collateral Agent with respect to (i) the number of days by which payments on any Mortgage Loan constituting Collateral are past due, (ii) the date of any foreclosure sale or transfer in lieu of foreclosure with respect to a repurchased Mortgage Loan constituting a Repurchased Agency Loan and Receivable, (iii) the date of any reinstatement of any Repurchased Agency Loans and Receivables, (iv) the value of any REO and accounts receivable (including proceeds of FHA insurance or VA guaranties) acquired in connection with a foreclosure sale or a transfer in lieu of foreclosure of Eligible Repurchased Agency Loans and Receivables, and (v) whether the borrower of any Mortgage Loan which is included in Repurchased Agency Loans and Receivables filed a voluntary bankruptcy petition or had an involuntary bankruptcy petition filed against it while the payments on such Mortgage Loan were past due;

                        (4) The information supplied by the Company to the Collateral Agent, whether written or in any other form acceptable to the Collateral Agent, with respect to a determination as to whether amounts received in the Settlement Account represent the purchase price paid for a specific Mortgage Loan or Security and, consequently, whether the Mortgage Collateral Value of such Mortgage Loan or MBS Value of such Security should be removed from such calculation;

                        (5) The most recent information supplied by the Credit Agent to the Collateral Agent with respect to (i) the amount of the then current Aggregate Commitment, and (ii) the current balance in the Settlement Account;

                        (6) The most recent information supplied by the Company and the Servicing Purchaser(s) to the Collateral Agent with respect to the amount of Servicing Sale Receivables; and

                        (7) Any information supplied by the Credit Agent, the Company, or any other custodian of any of the Collateral, to the Collateral Agent unless the Collateral Agent has actual knowledge that such information is untrue or unreliable.

               Furthermore, the Collateral Agent may rely on information supplied by the Company with respect to the effect of the Borrowing





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Base Sublimits on the value of the Borrowing Bases attributable to Repurchased
Agency Loans and Receivables, which information shall be supplied by the Company on the first Business Day of each week with respect to the value of the Borrowing Bases attributable to Repurchased Agency Loans and Receivables as of the close of the last Business Day of the preceding week; provided, however, that the Collateral Agent shall (on the last Business Day of each month) verify the accuracy of the information supplied by the Company in the most recent report of such information and report to the Credit Agent any discrepancies between such information as supplied by the Company and such information as calculated by the Collateral Agent. The information as calculated by the Collateral Agent shall be included in each daily Borrowing Base Report until the Company again provides its next weekly report of the value of the Borrowing Bases attributable to Repurchased Agency Loans and Receivables.

               (c) The Collateral Agent is hereby authorized by the Credit Agent to grant temporary waivers of strict compliance by the Company with the eligibility requirements regarding qualification of any item of Collateral as Eligible Collateral or with the Borrowing Base Sublimits when the Collateral Agent deems it appropriate, in its sole discretion, (i) up to any amount for up to three (3) Business Days, if the satisfaction of such eligibility requirements or sublimits cannot be independently determined because of events beyond the reasonable control of the Company (e.g. natural disasters, transmission failures, etc.), provided that, if such determination cannot be made for more than one (1) Business Day, the Company certifies in writing that all such eligibility requirements and sublimits are in fact satisfied, or (ii) if the aggregate amount of the portion of the Aggregate Borrowing Base attributable thereto does not exceed the lesser of (A) $25,000,000 or (B) five percent (5%) of the Aggregate Commitment at any time; provided that the waivers permitted under this clause (ii) shall be limited to waivers of Borrowing Base Sublimits and time limitations set forth in the eligibility requirements (e.g. number of days eligible in the Aggregate Borrowing Base, number of days out on Company Trust Receipts, etc.); and further provided that in no event shall any Pledged Mortgage be included as Eligible Collateral while such Pledged Mortgage is held by the Company under a Company Trust Receipt if the Company has held such Pledged Mortgage under a Company Trust Receipt for more than 21 days.

     7.        Handling of Collateral; Settlement Account.

               (a) From time to time until otherwise notified in writing by the Required Lenders, the Collateral Agent is hereby authorized to release documentation relating to Mortgage Loans to the Company against a trust receipt executed by the Company in the form of Exhibit 2 hereto. The Collateral Agent will maintain all original trust receipts in a vault, drawer or other suitable





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depositary with a one hour fire rating maintained in accordance with Federal
Agency requirements and controlled solely by Collateral Agent. The Company hereby represents and warrants that any request by the Company for release of Collateral under this subparagraph (a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation of returning such Collateral to the Collateral Agent for ultimate sale or exchange and that the Company has requested such release in compliance with all terms and conditions of such release set forth herein and in the Credit Agreement, including, without limitation, Section 4.1(b)(iv) thereof.

               (b) Prior to the occurrence of an Event of Default, upon delivery by the Company to the Collateral Agent of a shipping request substantially in the form of that attached hereto as Exhibit 3, the Collateral Agent will transmit, or cause to be transmitted, Mortgage Loans and Securities held by it or any Approved MBS Custodian as directed by the Company as follows:

                        (1) If the transmittal is of documentation for Mortgage Loans or Securities in the possession of the Collateral Agent or an Approved MBS Custodian in connection with the sale thereof to an Approved Investor, such transmittal will be under cover of a transmittal letter substantially in the form of that attached hereto as Exhibit 4 (or such other form as may be approved by the Credit Agent or required under any Federal Agency program pursuant to which the relevant Mortgage Loans or Securities are being shipped), subject to modification of such
       Exhibit 4 pursuant to Paragraph 7(g) hereof at the request of the Agent.

                        (2) If the transmittal is of documentation for Mortgage Loans or Securities in connection with the shipment to a custodian or trustee in connection with the formation of a mortgage pool supporting a Security (any such Security secured or otherwise supported by any such Mortgage Loan or Security being referred to herein as a "Warehouse-Related Security"), such transmittal will be under cover of a transmittal letter substantially in the form of that attached hereto as
       Exhibit 5 (or such other form as may be approved by the Credit Agent or required if the Security is being issued under any Federal Agency program), subject to modification of such Exhibit 5 pursuant to Paragraph 7(g) hereof at the request of the Agent, and, in addition, will be conditioned upon the facts that:

                                  (i)  If the Warehouse-Related Security is
               being issued under a Federal Agency program, there has been delivered for the Warehouse-Related Security such form as may be required under the Federal Agency program pursuant to which such Warehouse-Related Security is





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               being issued (which form shall name the Collateral Agent or an
               Approved MBS Custodian (as defined below) as the subscriber and the Person to whom the Warehouse-Related Security is to be delivered);

                                 (ii)  If the Warehouse-Related Security is
               being issued pursuant to a program other than a Federal Agency program, there has been delivered to and acknowledged by the trustee and collateral agent or custodian for the underlying mortgage pool a letter in form acceptable to the Collateral Agent;

                                (iii)  The Person to whom such
               Warehouse-Related Security is to be delivered upon issuance in exchange for the Mortgage Loans or Securities being shipped is either (a) a Person approved by the Collateral Agent and the Credit Agent which has agreed to hold such Warehouse-Related Security and the proceeds of any sale or other disposition thereof as custodian, agent and bailee for the benefit of the Secured Parties pursuant to a custodial agreement substantially in the form of that attached hereto as Exhibit 6 (a "Custodial Agreement"), (b) the Collateral Agent or an Affiliate thereof or
               (c) such other Person as is approved by the Collateral Agent and the Credit Agent (any Person acting in such capacity being referred to herein as an "Approved MBS Custodian");

                                 (iv) There has been delivered to the Approved MBS Custodian a letter in the form attached to the Custodial Agreement (Exhibit A to Exhibit 6 hereto); and

                                 (v)  At the request of the Agent pursuant to
               Paragraph 7(g) hereof, any Warehouse Related Security delivered to the Collateral Agent or an Approved MBS Custodian pursuant to subparagraphs (i) through (iv) shall be in a face amount of not less than the amount of the Aggregate Borrowing Base which is attributable to the Mortgage Loans so delivered in exchange for such Warehouse Related Security.

In no event shall the Collateral Agent have any obligation to obtain written acknowledgement of receipt from the addressee of any transmittal letter or other communication sent by the Collateral Agent hereunder.

               (c) All amounts payable on account of the sale of Pledged Items (including, but not limited to, a sale pursuant to a repurchase agreement) will be instructed to be paid directly by the purchaser to the Settlement Account or, in the case of Pledged Securities delivered to an Approved MBS Custodian, to a demand deposit account maintained with such Approved MBS Custodian (a "Custodian Settlement Account") and, thereafter, to the Settlement Account as provided in the applicable Custodial Agreement. Pursuant to Paragraph 3 above the Company has granted a security interest in and lien upon the Settlement Account and in all Custodian Settlement Accounts and in any and all amounts at any time held therein as collateral security for the benefit of the Secured Parties. This Paragraph 7(c) shall constitute notice to the Collateral Agent and any Approved MBS Custodian of such security interest pursuant to the Uniform Commercial Code of all relevant jurisdictions and any other law or regulation requiring such notice. This Paragraph 7(c) shall further constitute irrevocable notice to the Collateral Agent and any Approved MBS Custodian that the accounts referred to in Paragraph 4(f) above are "no access" accounts to the Company and the Collateral Agent except to the extent expressly permitted hereunder. The Collateral Agent shall hold such security interest in and lien upon the accounts referred to in Paragraph 4(f) above and all funds at any time held therein for the benefit of the Secured Parties with all rights of a secured party under the Uniform Commercial Code of all relevant jurisdictions.

               (d) Prior to the occurrence of an Event of Default, the Collateral Agent and any Approved MBS Custodian shall take such steps as they may be reasonably directed from time to time by the Company in writing which are not inconsistent with the provisions of this Security Agreement and the other Credit Documents and which the Company deems necessary to enable the Company to perform and comply with Approved Investor Commitments and with other agreements for the sale or other disposition in whole or in part of Mortgage Loans and Securities.

               (e) The Collateral Agent may deliver any item of Collateral to the Company or any other Person in accordance with the provisions of the Credit Documents; provided, however, that the Collateral Agent shall not deliver and shall incur no liability to the Company or any other Person for refusing to deliver any item of Collateral to the Company or any other Person (other than under existing Approved Investor Commitments) while an Event of Default exists if the Collateral Agent has been directed to refrain from so delivering Collateral by (i) the holders of more than 50% of the Secured Debt then outstanding (the "Majority Debtholders") voting through the Credit Agent or the Note Trustee, as applicable, as agents for the holders of the Secured Debt as set forth in Paragraph 23 hereof, or (ii) the Required Lenders.

               (f) In addition to the releases of Collateral provided for in subparagraphs (a)-(e) of this Paragraph 7, upon the request of the Company delivered from time to time to the Credit Agent and the Collateral Agent, the Collateral Agent shall, with the prior written approval of the Credit Agent, release Collateral specified in such notice from the lien of this Security Agreement. The Credit Agent shall give its approval of such release if, but only if, (i) at the time of such release no Event of Default exists and no notice of a Default has been issued that has not been cured, (ii) any payment under Section 2.14(a) of the Credit Agreement which may be required as a result of such release has been made (or contemporaneously with such release shall be made) so that the release of such Collateral will not create a violation of any Lending Sublimit or Borrowing Base Sublimit, and (iii) if the Collateral to be released is Pledged Servicing, such release is made in connection with the sale of such Pledged Servicing by the Company; provided, however that, while an Event of Default exists or while a notice of Default has been issued but not cured, the Collateral Agent may (A) release pledged Cash Equivalents which are the subject of reverse repurchase obligations in connection with the applicable reverse repurchase agreement, and (B) release Pledged Items in connection with the sale of Pledged Items pursuant to an existing Approved Investor Commitment if, in either case, the proceeds of such repurchase or sale are deposited in the Settlement Account. The Collateral Agent is authorized to execute and deliver to the Company, on behalf of the Secured Parties, such UCC-3 partial release forms or other evidence as may be required of any release permitted hereunder.

               (g) Notwithstanding the provisions of Paragraph 7(b) above, at the request of the Agent:

                        (i) The second sentence of the second full paragraph of the form of whole loan sale transmittal letter attached hereto as Exhibit 4 shall be deleted and replaced with the following sentence:

                        "Each of the Mortgage Loans is subject to a security interest in favor of National City Bank of Kentucky (the "Collateral Agent") on behalf of the Secured Parties, which security interest shall be automatically released upon your remittance of an amount equal to the greater of (1) the purchase price for such Mortgage Loan (as set forth on the schedule attached hereto), and (2) $__________, which is the mortgage collateral value assigned by the Collateral Agent to such Mortgage Loan. Such amount shall be remitted by wire transfer to the following account:", in which case the amount to be inserted in the blank in clause two of such revised provision shall be an amount equal to the amount of the Aggregate Borrowing Base which is attributable to the Mortgage Loans being delivered pursuant to the transmittal letter;

                        (ii) The second sentence of the second full paragraph of the form of warehouse related security transmittal letter attached hereto as Exhibit 5 shall be deleted and replaced with the following sentence:

                        "Each of the Mortgage Loans is subject to a security interest in favor of National City Bank of Kentucky (the "Collateral Agent") for the benefit of the Secured Parties, which security interest shall be automatically released upon the issuance of the Warehouse-Related Security in accordance with the terms of the prescribed GNMA, FNMA or FHLMC form enclosed herewith, which form shall name either the Collateral Agent or another person designated by the Collateral Agent as the person to whom the Warehouse-Related Security is to be delivered and require that the principal amount of the Warehouse Related Security be in an amount not less than $__________, which is the mortgage collateral value assigned by the Collateral Agent to such Mortgage Loan.", in which case the amount to be inserted in the blank in such revised provision shall be an amount equal to the amount of the Aggregate Borrowing Base which is attributable to the Mortgage Loans being delivered pursuant to the transmittal letter.

The Agent may require that the above described modifications be made to all such transmittal letters or only to transmittal letters to certain Approved Investors designated by the Agent.

     8. Abatement of Security Interest. Upon the occurrence of a Positive Security Event and so long as each of the Positive Security Conditions is satisfied and no other Negative Security Event has occurred, the security interest granted to the Secured Parties pursuant to Paragraph 3 herein shall abate. The Credit Agent shall advise the Collateral Agent when such abatement is in effect promptly after the Company notifies the Credit Agent that such a Positive Security Event has occurred and shall advise the Collateral Agent if such abatement expires under the terms of the Credit Agreement. The Collateral Agent shall, at the request of the Company and after the Credit Agent has confirmed to the Collateral Agent that a Positive Security Event has occurred and all Positive Security Conditions are satisfied, execute and deliver such UCC-3 financing statements as may be required to evidence the abatement of any security interest that shall previously have been perfected by means of the filing of financing statements. As a condition to such abatement, the Company and each Borrowing Subsidiary shall execute such UCC-1 financing statements and other documentation as the Collateral Agent may request to permit the security interest in the Collateral to be reinstated and perfected by the Collateral Agent without further action by the Company or any Borrowing Subsidiary if a Negative Security Event should occur thereafter. Although the Company and the Borrowing Subsidiaries shall continue to deliver Mortgage Loan files and other information and documents to the Collateral Agent (in a custodial capacity) even while the security interest is abated, so long as the security interest is abated the Company shall perform all of the obligations of the Collateral Agent as set forth herein with respect to determining the Borrowing Bases and delivering Borrowing Base Reports. During such abatement period, (i) the remedies pertaining to the Collateral available to the Collateral Agent, the Secured Parties and the Credit Agent under Paragraphs 16 and 17 or applicable law shall not be available, (ii) the Company shall perform all of the obligations of the Collateral Agent with respect to determining the Borrowing Bases, (iii) the Collateral Agent will not be required to sell the Collateral or otherwise take any action at the direction of the Credit Agent to realize upon the Collateral, (iv) the Collateral Agent shall be required to sell the Collateral or otherwise take any action with regard to the disposition of the Collateral at the direction of the Company, and (v) the Collateral shall be deemed not to constitute security unless and until a Negative Security Event occurs thereafter.

               Upon the occurrence of a Negative Security Event, the Company (with respect to Collateral owned by the Company) and each Borrowing Subsidiary (with respect to Collateral owned by the Borrowing Subsidiaries) shall be deemed to have (i) automatically re-pledged and re-granted to the Collateral Agent for the benefit of the Secured Parties a first priority security interest in the Collateral to secure payment of the Secured Debt, (ii) consented to the Collateral Agent's filing of the UCC-1 financing statements and dating and otherwise completing, filing and/or recording, if necessary, any other documentation previously provided by the Company or any Borrowing Subsidiary to the Collateral Agent, and (iii) reaffirmed its appointment of the Collateral Agent to act as its bailee pursuant to the provisions of Section 9-305 of the Uniform Commercial Code of any applicable state. Upon notice from the Credit Agent that a Negative Security Event has occurred, the Collateral Agent shall be deemed to have been informed of and accepted such appointment and shall file UCC-1 financing statements executed by the Company and the Borrowing Subsidiaries and other documentation as the Collateral Agent may request to permit the security interest in the Collateral to be reinstated. The Company shall pay or shall reimburse the Collateral Agent for the payment of any filing costs incurred in connection with the filing of any UCC-1 or UCC-3 statements pursuant to this Paragraph 8.

     9. Reports. The Collateral Agent shall (a) deliver the Borrowing Base Report at the times and in the manner set forth in Paragraph 6(a) above and (b) deliver to the Credit Agent, the

Company and any Lender which makes a written request therefor, such other reports and information as any Lender may from time to time reasonably request. In preparing any such reports the Collateral Agent shall be entitled to rely, without independent investigation (other than the review steps described on Exhibit 1 hereto), on information supplied to the Collateral Agent by the Company.

    10. No Reliance. The Collateral Agent shall not be responsible to any Secured Party for any recitals, statements, representations or warranties contained herein or in any other Credit Document; or for the execution, effectiveness, genuineness, validity, enforceability, collectability, accuracy, completeness or sufficiency of this Security Agreement or any other Credit Document or instruments executed and delivered, or which could have been executed or delivered, in connection with this Security Agreement or the other Credit Documents, including, without limitation, the attachment, creation, effectiveness or perfection of the security interests granted or purported to be granted hereunder in and to the Collateral.

    11. Costs and Expenses. The Collateral Agent shall notify the Company of all extraordinary costs and expenses of the Collateral Agent directly relating to the Collateral Agent's performance of this Security Agreement, and such extraordinary costs and expenses shall be paid promptly by the Company or, if already paid by the Collateral Agent, the Company promptly shall reimburse the Collateral Agent therefor. For the purposes of this provision, extraordinary costs and expenses shall include all costs and expenses incurred by the Collateral Agent in performance of this Security Agreement which have not been factored into the computation of the Collateral Agent's fee (as agreed upon between the Company and the Collateral Agent pursuant to a separate agreement), including, without limitation, reasonable expenses of legal counsel to the Collateral Agent to enforce the rights of the Collateral Agent hereunder.

    12. Availability of Documents. The Secured Parties and their agents, accountants, attorneys and auditors (each an "Inspecting Party") will be permitted from time to time upon reasonable notice to the Collateral Agent and the Company, and at such time as may be mutually acceptable to such Inspecting Party, the Collateral Agent and the Company to examine (to the extent permitted by applicable law) the files, documents, records and other papers in the possession or under the control of the Collateral Agent relating to any or all Collateral and to make copies thereof. Any such activity will be at the cost and expense of the Secured Party requesting such access, except that following the occurrence of an Event of Default, all reasonable out-of-pocket costs and expenses associated with the exercise by the Credit Agent or the Note Trustee of its rights under this Paragraph 12 shall be promptly paid by the Company upon demand of the Credit Agent or the Note

Trustee, as applicable.

    13. Representations and Warranties. The Company, with respect to Collateral pledged hereunder by the Company, and each Borrowing Subsidiary, with respect to Collateral pledged hereunder by any such Borrowing Subsidiary, hereby represents and warrants that: (a) the Company or the Borrowing Subsidiary, as applicable, is the sole owner of the Collateral (or, in the case of after-acquired Collateral, at the time the Company acquires rights in the Collateral, will be the sole owner thereof), subject only to the rights of Approved Investors under the Approved Investor Commitments; (b) except for security interests in favor of the Collateral Agent for the benefit of the Secured Parties hereunder, no Person has (or, in the case of after-acquired Collateral, at the time the Company acquires rights therein, will have) any right, title, claim or interest in, against or to the Collateral and, in any event, so long as the Collateral Agent complies with the procedures relating to possession of Collateral set forth in this Security Agreement, the Collateral Agent shall have a perfected, first priority security interest therein for the benefit of the Secured Parties; (c) no consent of any Person is required that has not been obtained for the granting of the security interests provided for herein, nor will any consent be required for the Collateral Agent to exercise its rights under this Security Agreement in accordance with the terms of this Security Agreement (except for consents to assignments of options, futures contracts or other interest rate protection products in favor of the Secured Parties from the counterparties thereto, which consents shall not be required to be obtained unless an Event of Default is continuing or the Required Lenders request otherwise); (d) to the best of the Company's and the Borrowing Subsidiary's knowledge, all information heretofore, herein or hereafter supplied to the Collateral Agent or to any Lender by or on behalf of the Company with respect to the Collateral is or will be accurate and complete; (e) the Approved Investor Commitments covering such Collateral may be collaterally assigned to the Collateral Agent as described herein; and (f) each Mortgage Loan and Security is, at all dates included in the computation of the value of the Borrowing Bases, Eligible Collateral.

    14. Covenants of the Company and Borrowing Subsidiaries. The Company and the Borrowing Subsidiaries hereby agree: (a) to procure, execute and deliver from time to time (unless a Positive Security Event has occurred and is continuing) any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by the Collateral Agent or the Credit Agent to perfect, maintain and protect the Collateral Agent's security interest hereunder and the priority thereof and to deliver promptly to the Collateral Agent all originals of any Collateral or proceeds thereof consisting of chattel paper or instruments; (b) not to surrender or lose possession of (other than to the

Collateral Agent), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein other than shipment of Mortgage Loans and Securities under Approved Investor Commitments and as otherwise permitted under Paragraph 7 above and as otherwise permitted by the Credit Agreement; (c) except as otherwise contemplated in any Custodial Agreement, not to grant to any Federal Agency or Approved Investor any other security interest in any Collateral, or otherwise acknowledge the creation of any ownership rights of any Federal Agency or Approved Investor with respect to any Collateral unless and until the Collateral Agent has received the proceeds of such Collateral as described herein; (d) at all times to account fully for and promptly to deliver to the Collateral Agent, in the form received, all Collateral or proceeds thereof received, endorsed to the Collateral Agent or in blank as appropriate and accompanied by such assignments and powers, duly executed, as the Collateral Agent or the Credit Agent shall request, and until so delivered all Collateral and proceeds thereof shall be held in trust for the Collateral Agent for the benefit of the Secured Parties, separate from all other property of the Company and the Borrowing Subsidiaries and identified as the property of the Collateral Agent for the benefit of the Secured Parties; (e) to keep accurate and complete records of the Collateral and at any reasonable time and at the Company's expense, upon demand by the Collateral Agent or the Credit Agent, to exhibit to and allow inspection of the Collateral and the records, reports and information concerning the Collateral by the Collateral Agent or Credit Agent (or Persons designated by the Collateral Agent or Credit Agent); (f) to keep the records concerning the Collateral at the location(s) set forth in Paragraph 27 below and not to remove the records from such location(s) without the prior written consent of the Collateral Agent and the Credit Agent; (g) not to materially modify, compromise, extend, rescind or cancel any deed of trust, mortgage, note or other document, instrument or agreement connected with any Mortgage Loan pledged under this Security Agreement or any document relating thereto or connected therewith or consent to a postponement of strict compliance on the part of any party thereto with any term or provision thereof in any material respect; (h) to keep the Collateral insured against loss, damage, theft, and other risks customarily covered by insurance, and such other risks as the Collateral Agent or the Credit Agent may request; (i) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral; (j) not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, the Credit Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (k) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral except as otherwise permitted in the Credit Agreement; (l) to notify the Collateral Agent and the Credit Agent before any such change shall occur of any change in the Company's name, identity or structure through merger, consolidation or otherwise; (m) to appear in and defend, at the Company's cost and expense, any action or proceeding which may affect its title to or the Collateral Agent's interest for the benefit of the Secured Parties in the Collateral; and (n) to comply in all material respects with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral. Notwithstanding the foregoing, (1) the requirements of clauses (g), (k) and (m) shall not apply to any Collateral which is not required to be included in the computation of the value of any of the Borrowing Bases in order for the Company to be in compliance with the requirements of the Credit Agreement unless failure to comply with the requirements of said subparagraphs would have an adverse effect on the Collateral which is included in such computation, and (2) the failure of the Company or any Borrowing Subsidiary to comply with its obligations under this Paragraph 14 with respect to any Pledged Item shall cause such Pledged Item to cease to qualify as Eligible Collateral.

    15.        Collection of Collateral Payments.

               (a) The Company or the applicable Borrowing Subsidiary shall, at its sole cost and expense, use its best efforts to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), consistent with all requirements of law and contractual obligations binding upon the Company or the applicable Borrowing Subsidiary. Upon the request of the Collateral Agent while an Event of Default exists, the Company or the applicable Borrowing Subsidiary will notify and direct any party who is or might become obligated to make any Collateral Payment, to make payment thereof to the Collateral Agent (or to the Company or the applicable Borrowing Subsidiary in care of the Collateral Agent) at such address as the Collateral Agent may designate. The Company will reimburse the Collateral Agent promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by the Collateral Agent in seeking to collect any Collateral Payment.

               (b) The Collateral Agent shall, promptly upon receipt of any funds delivered from any Servicing Purchaser as full or partial payment of any Pledged Servicing Sale Receivable, deposit such funds into the Collateral Agent's Settlement Account and notify the Company of the receipt of such funds. If the Collateral Agent receives any check from a Servicing Purchaser in payment of Servicing Sale Receivables and such check contains a restrictive endorsement, the Collateral Agent shall obtain the consent of the Company and the Credit Agent before cashing any such check.

               (c) Following the occurrence of an Event of Default, upon the request of the Collateral Agent the Company and each

Borrowing Subsidiary will transmit and deliver to the Collateral Agent, forthwith upon receipt and in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by the Collateral Agent) which may be received by the Company or any Borrowing Subsidiary at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to the Collateral Agent, such items will be held in trust for the Collateral Agent for the benefit of the Secured Parties and will not be commingled by the Company or any Borrowing Subsidiary with any of their other funds or property.
Thereafter, the Collateral Agent is hereby authorized and empowered to endorse the name of the Company or the applicable Borrowing Subsidiary on any check, draft or other instrument for the payment of money received by the Collateral Agent on account of any Collateral Payment if the Collateral Agent believes such endorsement is necessary or desirable for purposes of collection.

               (d) The Company hereby agrees to indemnify, defend and save harmless the Collateral Agent and its agents, officers, employees and representatives from and against all reasonable liabilities and expenses on account of any adverse claim asserted against the Collateral Agent relating to any moneys received by the Collateral Agent on account of any Collateral Payment (other than as a direct result of the gross negligence or willful misconduct of the Collateral Agent) and such obligation of the Company shall continue in effect after and notwithstanding the discharge of the Credit Indebtedness and/or the release of the security interest granted in Paragraph 3 above.

    16. Authorized Action by Collateral Agent. The Company and each Borrowing Subsidiary each hereby irrevocably appoints the Collateral Agent as its attorney-in-fact to do (but the Collateral Agent shall not be obligated to and shall incur no liability to the Company, any Borrowing Subsidiary or any Secured Party or any other third party for failure so to do) at any time and from time to time at the written request and direction, given while an Event of Default exists, of the Required Lenders or the Majority Debtholders, any act which the Company or any Borrowing Subsidiary is obligated by this Security Agreement to do, and to exercise such rights and powers as the Company or any Borrowing Subsidiary might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) insure, process, service and preserve the Collateral;
(c) transfer the Collateral to the Collateral Agent's own or its nominee's name; and (d) make any compromise or settlement, and take any other action it deems advisable with respect to the Collateral. Notwithstanding the preceding sentence, the Collateral Agent shall endeavor to take only such actions with respect to the Collateral as are consistent with general servicing of such Collateral and in compliance with Federal Agency requirements; provided, however, that the Collateral Agent shall not be liable to the Company or any Borrowing Subsidiary for any actions taken by the Collateral Agent absent gross negligence or willful misconduct.
Notwithstanding anything contained herein, in no event shall the Collateral Agent be required to make any presentment, demand or protest, or give any notice, and the Collateral Agent need not take any action to preserve any rights against any prior party or any other person in connection with the Secured Debt or with respect to the Collateral.

    17.        Default and Remedies.

               (a) While an Event of Default exists under any Credit Document or the Indentures, the Collateral Agent shall at the written request and direction of the Majority Debtholders, without notice to or demand upon the
Company: (a) foreclose or otherwise enforce the Collateral Agent's security interest for the benefit of the Secured Parties in the Collateral in any manner permitted by law or provided for hereunder; (b) sell or otherwise dispose of the Collateral or any part thereof at one or more public or private sales or at any broker's board or on any securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery and without assumption of any credit risk, on such terms and in such manner as the Collateral Agent may determine; (c) require the Company to assemble the Collateral and/or books and records relating thereto and make such available to the Collateral Agent at a place to be designated by the Collateral Agent; (d) enter into property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and (e) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent the Collateral Agent deems appropriate. Whether or not the Collateral Agent exercises any right given pursuant to this Paragraph 17, upon the occurrence of any Event of Default, the Collateral Agent on behalf of the Secured Parties shall have as to any Collateral all other rights and remedies provided for herein and all rights and remedies of a secured party under the Illinois Uniform Commercial Code and, in addition thereto and not in lieu thereof, all other rights or remedies at law or in equity existing or conferred upon the Collateral Agent on behalf of the Secured Parties by other jurisdictions or other applicable law or given to the Collateral Agent on behalf of the Secured Parties pursuant to any security agreement, other instrument or agreement heretofore, now, or hereafter given as security for the Company's obligations hereunder.

               (b) The Collateral Agent is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Collateral. Upon any sale or other disposition pursuant to this Security Agreement, the Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be promptly distributed as set forth in Paragraph 18 hereof. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of the Company or any Borrowing Subsidiary, and the Company and the Borrowing Subsidiaries specifically waive (to the extent permitted by law) all rights of redemption, stay or appraisal which they have or may have under any rule of law or statute now existing or hereafter adopted. The Collateral Agent shall give the Company or the applicable Borrowing Subsidiary only such notice and shall publish such notice as may be required by the Illinois Uniform Commercial Code or the Kentucky Commercial Code or by other applicable law of the intention to make any such public or private sale or sale at broker's board or on a securities exchange. Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places permitted by the Illinois Uniform Commercial Code or the Kentucky Commercial Code. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine. The Collateral Agent may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, (i) the Collateral so sold may be retained by the Collateral Agent until the selling price is paid by the purchaser thereof, (ii) none of the Secured Parties shall incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and (iii) in case of any such failure, such Collateral may again be sold as provided herein. Nothing contained in this Security Agreement shall prohibit any Lender or Lenders from purchasing the Collateral at such sale.

               (c) Notwithstanding anything herein to the contrary, with respect to any Collateral covered by an executed Acknowledgement Agreement, the Collateral Agent is authorized to carry out and comply with, and the Company approves and acknowledges, all requirements regarding such a sale set forth therein or as may otherwise be imposed by any Approved Investor which is a party to such an Acknowledgement Agreement and agrees that such a sale in accordance with the requirements of an Acknowledgement Agreement is commercially reasonable.

    18.        Disposition of Proceeds.

               (a) General. "Net Proceeds" shall mean the proceeds realized upon the sale or other disposition of any Collateral after deducting therefrom the payment of the costs and expenses of such sale or disposition, including (i) reasonable compensation to the Collateral Agent's and Credit Agent's agents and counsel, and all expenses, liabilities and advances made or incurred by any Secured Party acting on instructions of the Majority Debtholders or the Required Lenders, and (ii) with respect to the Pledged Servicing, the payment of any amounts due by the Company to FNMA or FHLMC, as the case may be, as a condition to the transfer of the Company's interest in any such Servicing Agreements pursuant to the terms of such Servicing Agreements, including without limitation all amounts described in the Acknowledgement Agreements. All such costs and expenses shall be deducted from the proceeds directly related thereto or, in the absence of any such direct relationship, on a pro rata basis from all types of proceeds recovered by the Collateral Agent. The total of all Net Proceeds for all categories of Collateral is referred to as "Aggregate Net Proceeds." To the extent the Credit Agent is holding any Net Proceeds (e.g. amounts held in the Settlement Account), the Credit Agent shall notify the Collateral Agent of the amount of such Net Proceeds in order to enable the Collateral Agent to calculate the Aggregate Net Proceeds. The Collateral Agent shall distribute the Aggregate Net Proceeds as set forth in the following subparagraphs of this paragraph. Each of the Credit Agent and the Note Trustee shall notify the Collateral Agent in writing of the manner in which Aggregate Net Proceeds shall be delivered to each such party (e.g. by providing wire transfer instructions).

               (b) Distributions of Exempted Debt Proceeds. To the extent that the amount of the Aggregate Net Proceeds actually in the possession of the Collateral Agent are sufficient, the Collateral Agent shall first distribute to the Credit Agent for the benefit of the Lenders an amount equal to the Exempted Amount. "Exempted Amount" shall mean an amount equal to the lesser of (A) the Credit Indebtedness and (B) sum of (i) 10% of the Company's Consolidated Tangible Net Worth (as defined in the Indentures) as of June 30, 1994, and (ii) the portion of the Credit Indebtedness constituting purchase money borrowings by the Company or a Borrowing Subsidiary. The parties hereto acknowledge that 10% of the Company's Consolidated Tangible Net Worth equals $50,300,000 as of June 30, 1994. The Collateral Agent shall be entitled to rely without independent investigation upon the Credit Agent's determination of the amount of Credit Indebtedness which constitutes purchase money borrowings. The Aggregate Net Proceeds minus the Exempted Amount is hereinafter referred to as the "Ratable Net Proceeds". After the Collateral Agent has distributed the Exempted Amount to the Credit Agent, the Collateral Agent shall distribute the Ratable Net Proceeds as set forth in the following subparagraphs.

               (c) Distributions to the Note Trustee. The Collateral Agent shall then distribute to the Note Trustee for the benefit of the Noteholders an amount equal to the lesser of (A) the sum of the outstanding principal balance of the Ratable Medium-Term Notes plus the accrued unpaid interest thereon and (B) (i) the Ratable Net Proceeds from the disposition of the Collateral multiplied by (ii) the quotient of (1) the sum of the outstanding principal balance of the Ratable Medium-Term Notes plus the accrued unpaid interest thereon, divided by (2) the Secured Debt minus the Exempted Amount. The Collateral Agent shall be entitled to rely without independent investigation upon (A) the Note Trustee's determination of the outstanding principal balance of the Ratable Medium-Term Notes plus the accrued unpaid interest thereon and (B) the Credit Agent's determination of the amount of Credit Indebtedness. If the Credit Agent has retained more Net Proceeds than the Lenders and the Company are entitled to (e.g. the proceeds in the Settlement Account exceed the amount of Net Proceeds due to the Lenders and the Company), the Credit Agent shall deliver such excess retained amount to the Collateral Agent for distribution to the Note Trustee for the benefit of the Noteholders.

               (d) Distributions to the Credit Agent. The Collateral Agent shall then distribute to the Credit Agent for the benefit of the Lenders an amount equal to the remainder of any Aggregate Net Proceeds held by the Collateral Agent.

    19. Waiver. No Secured Party shall incur any liability as a result of the sale of the Collateral, or any part thereof, at any public or private sale. The Company and each Borrowing Subsidiary each hereby waives any claims it may have against any Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Debt then outstanding.

    20.        The Collateral Agent

               (a) Collateral Agent's Fee. Compensation of the Collateral Agent for its services hereunder and reimbursement for any expenses incurred by it in the performance of its duties hereunder shall be paid by the Company pursuant to a separate written agreement between the Collateral Agent and the Company.

               (b) Actions by the Collateral Agent. The obligations of the Collateral Agent hereunder are only those expressly set forth herein. The Collateral Agent shall be entitled to (but shall not be obligated to) take or refrain from taking any discretionary powers or actions under this Security Agreement or any other Credit

Document or the Indentures unless and until the Collateral Agent shall have received the written direction to take or refrain from taking such action from
(i) the Required Lenders while no Event of Default exists, or (ii) the Majority Debtholders while an Event of Default exists. The Collateral Agent shall not be required to take any action hereunder if it shall reasonably determine that by so doing it may incur criminal or civil liability.

               (c) Consultation with Experts. The Collateral Agent may consult with legal counsel (who may be counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

               (d)      Liability of Collateral Agent.

               (1) Neither the Collateral Agent nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Majority Debtholders or Required Lenders, as applicable, or (ii) in the absence of its own gross negligence or willful misconduct.

               (2) The Collateral Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) or telephone communication believed by it to be genuine or, in the case of a writing, to be signed by the proper party or parties.

               (e) Indemnification. Subject to the limitations set forth below, the Lenders and the Noteholders shall indemnify the Collateral Agent (to the extent not reimbursed by the Company) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from the Collateral Agent's gross negligence or willful misconduct) that the Collateral Agent may suffer or incur in connection with this Security Agreement or any action taken or omitted by the Collateral Agent hereunder (the "Indemnified Amount"). Any Indemnified Amount due to the Collateral Agent shall be paid by the Lenders and the Noteholders pro rata in accordance with their respective shares of the Secured Debt at the time the Collateral Agent incurred such liability (i.e. the portion paid by the Noteholders shall equal the total Indemnified Amount multiplied by the quotient of (i) the outstanding principal balance of the Ratable Medium-Term Notes plus the accrued unpaid interest thereon at such time divided by (ii) the total Secured Debt at such time); provided, however recourse to the Noteholders for any amounts due from the Noteholders under this Paragraph shall be paid solely from the portion of the Ratable Net Proceeds due but not yet distributed to the Noteholders under Paragraph 18(c) above and the remainder of any Indemnified Amount shall be paid by the Lenders. Each Lender shall, ratably in accordance with its share of the Aggregate Commitment at the time the Collateral Agent incurred such liability, pay its portion of the Indemnified
Amount due from the Lenders.   For the purposes of this Paragraph, the amounts
of (1) any Commitment of any Lender, (2) the outstanding principal balance of the Ratable Medium-Term Notes plus the accrued unpaid interest thereon and (3) the Credit Indebtedness shall be the highest amounts of such Commitments or components of the Secured Debt during the course of any event for which indemnity is sought. The provisions of this Paragraph shall survive the termination of this Security Agreement.

               (f) Knowledge of Defaults. The Collateral Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default unless the Collateral Agent has received notice from a Secured Party or the Company referring to the Credit Agreement, this Security Agreement or the Indentures describing such Event of Default and stating that such notice is a "Notice of Default." Following receipt of a Notice of Default, the Collateral Agent shall assume that the Event of Default is continuing until the Collateral Agent receives written information to the contrary from the Credit Agent.

               (g) Reports. The Collateral Agent may, at its option with the approval of the Company and the Credit Agent, alter the format of any report required hereunder, provided such modified report contains the same information previously furnished in the unmodified report.

               (h) Other Transactions with Company. The Collateral Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with, the Company or any Subsidiary or Affiliate of the Company as if it were not the Collateral Agent hereunder.

               (i) Resignation/Removal. The Collateral Agent may resign at any time by giving 90 days prior written notice thereof to the Credit Agent and the Company. The Collateral Agent agrees to resign within 60 days after written notice by the Company requesting the resignation of the Collateral Agent provided that no Event of Default has occurred and is continuing at the time of such request. In addition, in the event the Collateral Agent fails to perform its obligations under this Security Agreement in any material manner and fails to correct its performance within 30 days of receipt of written notice of such failure given by the Credit Agent at the request of not less than the Required Lenders, then the Collateral Agent may be removed upon 30 days written notice given by the Credit Agent at the direction of not less than the Required Lenders. Upon any such resignation or removal: (i) so long as there has not occurred and is continuing an Event of Default, the Company shall appoint from among the Lenders (which appointment shall be subject to the approval of the Required Lenders, such approval not to be unreasonably withheld or delayed), a successor agent for such Collateral Agent, and (ii) following the occurrence and during the continuance of an Event of Default, the Required Lenders shall appoint from among the Lenders, a successor agent for such Collateral Agent. Following the appointment and acceptance of a successor Collateral Agent the Credit Agent shall notify the Collateral Agent as to who the successor Collateral Agent is and the Collateral shall be transferred to the new Collateral Agent within 30 days after such acceptance. If the Company and/or the Required Lenders, as applicable, are unable to agree on the appointment of a successor agent prior to the expiration of any of the time periods set forth above, the Credit Agent (or an Affiliate thereof designated by the Credit Agent) shall be deemed a successor Collateral Agent until the appointment of and acceptance by a different successor Collateral Agent, and the Collateral Agent shall be permitted to transfer all the Collateral held by the Collateral Agent to the Credit Agent (or an Affiliate thereof designated by the Credit Agent) within 30 days after the applicable time period set forth above. Within 30 days after the appointment of a successor Collateral Agent and the successor's acceptance of such appointment, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Security Agreement; provided, however, that the retiring Collateral Agent shall not be discharged from any liability as a result of its or its directors', officers', agents' or employees' gross negligence or willful misconduct in connection with the performance of its duties and obligations under this Security Agreement prior to the effective date of its resignation or removal. Notwithstanding the foregoing, the Collateral Agent shall continue to hold the Pledged Items and the security interest created hereunder for the benefit of the Secured Parties until such Pledged Items and security interest have been effectively transferred to the successor agent. After the resignation or removal of any Collateral Agent hereunder, the provisions of this Security Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Collateral Agent under this Security Agreement.

               (j) Representations and Warranties. The Collateral Agent hereby represents and warrants:

               (1) The Collateral Agent is a national banking association validly existing, in good standing and authorized to exercise its powers, rights and privileges and is qualified to do business in all jurisdictions where necessary, and has all requisite power and authority to perform all of its obligations under this Security Agreement;

               (2) The execution, delivery and performance by the Collateral Agent of this Security Agreement and all documents required hereby to be executed by the Collateral Agent have been duly authorized by all necessary corporate action and do not and will not violate any existing provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Collateral Agent; and

               (3) This Security Agreement and all documents required hereby to be executed by the Collateral Agent have been duly executed and delivered by the Collateral Agent.

    21. Confidentiality. The Collateral Agent agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public information provided to it by the Company or any Borrowing Subsidiary or by any other party on the Company's behalf in connection with this Security Agreement or the Credit Documents and agrees and undertakes that neither it nor any of its Affiliates shall disclose any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Security Agreement or the Credit Documents. The Collateral Agent may disclose such information (1) to any Secured Party, (2) at the request of any regulatory authority or in connection with an examination of the Collateral Agent or any of its Affiliates by any such authority, (3) pursuant to subpoena or other court process, (4) when required to do so in accordance with the provisions of any applicable law, (5) at the express direction of any other governmental authority of any State of the United States of America or of any other jurisdiction in which the Collateral Agent or any of its Affiliates conducts its business, (6) to the Collateral Agent's or any of its Affiliates' independent auditors, attorneys and other professional advisors, (7) if such information has become public other than through disclosure by the Collateral Agent or any of its Affiliates or any Lender, and (8) in connection with any litigation involving the Collateral Agent or any of its Affiliates. Notwithstanding the foregoing, the Company authorizes the Collateral Agent to disclose to any lending institution proposed by the Company to become a Lender under the Credit Agreement or any prospective or actual Participants such financial and other information in its possession (i) which has been delivered to the Collateral Agent pursuant to the Credit Documents or which has been delivered to the Collateral Agent by the Company prior to entering into the Credit Documents or (ii) which is reasonably necessary to effectuate the purposes of the Credit Agreement and this Security Agreement, provided that unless otherwise agreed by the Company, such lending institution or

Participant shall agree in writing to keep such information confidential to the same extent required of the Collateral Agent hereunder.

    22. Limited Rights of Noteholders. It is expressly acknowledged and agreed by the Note Trustee on behalf of the Noteholders, that the Ratable Medium-Term Notes are entitled to the benefits of this Security Agreement and the Collateral hereunder, that this Security Agreement and the Credit Agreement may be amended and otherwise modified and/or provisions waived from time to time as permitted hereunder and thereunder without consultation with the Note Trustee or any Noteholder and without the consent of the Note Trustee or any such Noteholder (other than amendments or modifications which are made prior to the occurrence of a Positive Security Event or after the occurrence of a Negative Security Event and which would (i) eliminate the Noteholders as a "Secured Parties" hereunder (ii) materially reduce the rights of the Noteholders in the proceeds of the Collateral created hereunder, or (iii) amend the definition of "Majority Debtholders" or any provision hereof regarding the consent or voting of the Majority Debtholders, which amendments or modifications shall require the prior written consent of the Note Trustee).

    23.        Voting of Debtholders.

               (a) Required Lenders. In all cases in which this Security Agreement requires the consent, approval or direction of the Required Lenders or all of the Lenders with respect to any action, the Credit Agent shall be responsible for determining whether the Required Lenders has given such consent, approval or direction and shall notify the Collateral Agent thereof in writing. The Collateral Agent shall be entitled to rely without independent verification upon the information supplied by the Credit Agent with respect to any consent, approval or direction of the Required Lenders (or all of the Lenders with respect to actions which require unanimous approval of the Lenders).

               (b) Majority Debtholders. In all cases in which this Security Agreement requires the consent, approval or direction of the Majority Debtholders with respect to any action, any of the Credit Agent, the Note Trustee or the Collateral Agent may call for the approval of such action by the Majority Debtholders by giving written notice (a "Voting Request") to the other two of such Persons. Following delivery of the Voting Requests, the Note Trustee shall be responsible for determining the vote on behalf of the Noteholders and the Credit Agent shall be responsible for determining the vote on behalf of the Lenders. The Credit Agent or the Note Trustee may request that the other party distribute to the Noteholders or Lenders, as the case may be, a statement setting forth the sender's reasons for recommending or opposing
that a particular action be taken.    Within ten Business Days after the
delivery of a Voting Request, each of the Credit Agent and the Note Trustee shall notify the Collateral Agent in writing of (i) whether the Lenders or the Noteholders (or the Trustee on behalf of the Noteholders), respectively, approve of the proposed action, and (ii) the amount of Secured Debt then held by the Lenders or the Noteholders, respectively. Both the Credit Agent and the Note Trustee may approve of the proposed action on behalf of a portion of the Lenders or Noteholders, respectively, and disapprove of the action on behalf of the remainder of the Lenders or Noteholders, in which case the Credit Agent or the Note Trustee shall also notify the Collateral Agent of the amount of Secured Debt held by the Lenders or Noteholders approving the proposed action and the amount of Secured Debt held by those opposing the action.

       If the Credit Agent or the Note Trustee fails to respond to the Voting Request within the ten Business Day period set forth above, all of the Lenders or Noteholders, as applicable, shall be deemed to have approved the proposed action. As soon as the Collateral Agent has received the approval (through the Credit Agent or the Note Trustee) of the holders of more than 50% of the outstanding Secured Debt with respect to a proposed action, the action shall be deemed approved by the Majority Debtholders even if less than all of the holders (through the Credit Agent or the Note Trustee) shall have responded to the Voting Request at such time. The Credit Agent and the Note Trustee shall, within one Business Day after a request from the Collateral Agent given at any time, notify the Collateral Agent of the amount of Secured Debt then held by the Lenders or Noteholders, respectively.

    24. Binding Upon Successors. All rights of the Collateral Agent and the Secured Parties under this Security Agreement shall inure to the benefit of the Collateral Agent and the Secured Parties and their successors and assigns (including any successors to or assigns of the Note Trustee), and all obligations of the Company and the Borrowing Subsidiaries shall bind their successors and assigns; provided that neither the Company nor any Borrowing Subsidiary shall have the right to assign its rights or obligations under this Security Agreement without the consent of all the Lenders. The parties hereto acknowledge that the various series of Ratable Medium-Term Notes may require representation by separate trustees following the occurrence of an Event of Default, and the term "Note Trustee" when used herein shall be deemed to refer to each such trustee.

    25. Entire Agreement; Severability. This Security Agreement contains the entire security agreement and collateral agency agreement with respect to the Collateral among Secured Parties, the Company and the Borrowing Subsidiaries and supersedes all prior written or oral agreements and understandings relating thereto. All waivers by the Company or any Borrowing Subsidiary provided for in this Security Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

    26. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of Illinois and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Illinois Uniform Commercial Code.

    27. Place of Business; Records. The Company and each Borrowing Subsidiary represents and warrants that its principal place of business and chief executive office is at the address set forth beneath its signature below, and that its books and records concerning the Collateral are kept at its principal place of business and chief executive office. Neither the Company nor any Borrowing Subsidiary shall change its principal place of business and chief executive office without 30 days' prior written notice to the Credit Agent and the Collateral Agent.

    28. Notice. Except where instructions or notices are expressly authorized elsewhere in this Security Agreement to be given by telephone or by other means of transmission, all instructions, notices and other communications to be given to any party hereto shall be in writing and shall be personally delivered or sent by certified mail, postage prepaid, private delivery service or by facsimile, and shall be deemed to be given for purposes of this Security Agreement on the day (or at the time of day, if applicable) when actually received by the intended party at its address or facsimile or telephone number as set forth following its signature below (or as such party may specify to the other parties in writing).

    29. Modification of Agreement. No provisions of this Agreement may be amended or waived (except for waivers expressly provided for hereunder) unless such amendment or waiver is in writing and is signed by the Company, the Collateral Agent if the rights or duties of the Collateral Agent are affected thereby, the Note Trustee on behalf of the Noteholders if the Note Trustee's consent is expressly required under Paragraph 22, and the Credit Agent on behalf of the Lenders. The Credit Agent shall not consent to any such amendment or waiver without the prior written consent of

               (i)      each Lender if such amendment or waiver

                            (1) would amend or waive the method of calculating the Aggregate Borrowing Base; or

                             (2) releases any Collateral beyond the releases expressly provided for herein or in the Credit Agreement; or
                             (3)  changes or waives any
               restriction on the Company's or any Borrowing Subsidiary's ability to assign its rights or obligations under any of the Credit Documents; or
                             (4)  changes or waives any provision herein
               regarding the indemnification of the Credit Agent, the Collateral Agent or such Lender; or
                             (5) changes the definition of Required Lenders or Majority Debtholders or modifies any requirement for consent by all of the Lenders; or
                             (6)  changes or waives any provision herein
               regarding the allocation among the Secured Parties of any payments or proceeds received by the Collateral Agent hereunder; or

               (ii) the Required Lenders in the case of all other waivers or amendments.

    30.        Consent of Jurisdiction.

               THE COMPANY, EACH BORROWING SUBSIDIARY, THE NOTE TRUSTEE AND THE COLLATERAL AGENT EACH HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENTS AND EACH HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION THEY MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE CREDIT AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE COMPANY, ANY BORROWING SUBSIDIARY, THE NOTE TRUSTEE OR THE COLLATERAL AGENT IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE COMPANY, ANY BORROWING SUBSIDIARY, THE NOTE TRUSTEE OR THE COLLATERAL AGENT AGAINST THE CREDIT AGENT OR ANY LENDER OR ANY AFFILIATE OF THE CREDIT AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY CREDIT DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

    31.        Waiver of Jury Trial.

               EACH PARTY TO THIS SECURITY AGREEMENT HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY CREDIT DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

       EXECUTED the day and year first above written.


                                        SOURCE ONE MORTGAGE SERVICES CORPORATION


                                        By:________________________________
                                           Name: Michael C. Allemang
                                           Title: Executive Vice President
                                                  and Chief Financial Officer

                                        Address for Notices:

                                        27555 Farmington Road
                                        Farmington Hills, MI 48334-3357
                                        Attn:  Chief Financial Officer
                                        Telephone No.:  (810) 488-8639
                                        Facsimile No.:  (810) 488-7300

                                        and
                                        Attn: Vice President/Treasury
                                        Telephone No.:  (810) 488-7338
                                        Facsimile No.:  (810) 488-7812

                                        THE MORTGAGE AUTHORITY, INC.

                                        By:________________________________
                                           Name: Larry N. Ciofu
                                           Title: Vice President/Treasury

                                        Address for Notices:

                                        27555 Farmington Road
                                        Farmington Hills, MI 48334-3357
                                        Attn:  Vice President/Treasury
                                        Telephone No.:  (810) 488-7338
                                        Facsimile No.:  (810) 488-7812


                                        CENTRAL PACIFIC MORTGAGE COMPANY

                                        By:________________________________
                                           Name: John Cassell
                                           Title: Chief Financial Officer

                                        Address for Notices:

                                        5750 Sunrise Boulevard
                                        Citrus Heights, CA 95610
                                        Attn:  Chief Financial Officer
                                        Telephone No.:  (916) 537-2603
                                        Facsimile No.:  (916) 966-7327


                                        THE FIRST NATIONAL BANK OF CHICAGO, a
                                        national banking association, as
                                        Credit Agent

                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                        Address for notices:

                                        One First National Plaza
                                        Chicago, IL 60670
                                        Attn: William A. Sholten, III,
                                              First Vice President
                                        Telephone No.:  (312) 732-4600
                                        Facsimile No.:  (312) 732-6222

                                        NATIONAL CITY BANK OF KENTUCKY, a
                                        national banking association, as
                                        Collateral Agent

                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________

                                        Address for notices:

                                        421 West Market Street
                                        Louisville, Kentucky 40202
                                        Attn: Ms. Wilma Kuerzi
                                        Telephone No.:  (502) 581-4354
                                        Facsimile No.:  (502) 581-4154

                                        NORWEST BANK MINNESOTA, N.A., as Note
                                        Trustee

                                        PURSUANT TO SECTION 22 HEREOF,
                                        SIGNATURE OF NOTE TRUSTEE NOT
                                        REQUIRED FOR THIS AMENDED AND RESTATED
                                        SECURITY AGREEMENT

                                        Address for notices:

                                        Norwest Center
                                        Sixth and Marquette
                                        Minneapolis, Minnesota  55479-0069
                                        Attn: Mr. Ray Haverstock
                                        Telephone No.:  (612) 667-7364
                                        Facsimile No.:  (612) 667-9825

                             EXHIBITS AND SCHEDULES
                                       TO
                               SECURITY AGREEMENT


       SCHEDULE          DOCUMENT
       --------          --------

          A              Required Mortgage Documents

          B              Additional Required Mortgage Documents

          C              Form of Borrowing Base Report


       EXHIBIT           DOCUMENT
       -------           --------

         1               Required Review Steps

         2               Form of Company Trust Receipt

         3               Form of Shipping Request

         4               Form of Whole Loan Sale Transmittal Letter

         5               Form of Warehouse-Related MBS Transmittal

         6               Form of Custodial Agreement

         7               Form of Collateral Transmittal - Initial Mortgage
                         Information

                                                                      SCHEDULE A
                                                           TO SECURITY AGREEMENT


                          REQUIRED MORTGAGE DOCUMENTS

       1. Original of mortgage note executed in favor of the Company or the applicable Borrowing Subsidiary (with a complete series of endorsements from the original payee thereof, through any subsequent holders to the Company or Borrowing Subsidiary if purchased by the Company or Borrowing Subsidiary) and endorsed by an authorized signatory of the Company or the applicable Borrowing Subsidiary in blank.

       2. Recorded Mortgage or deed of trust securing the above mortgage note. In lieu of a recorded document, the Collateral Agent may accept a copy certified as being out for recordation by the escrow company, title insurance company or closing agent, or in the case of refinanced transactions, a copy of such mortgage or deed of trust certified by an authorized signatory of the Company.

       3. Assignment of the mortgage or deed of trust by an authorized signatory of the Company or the applicable Borrowing Subsidiary in blank, in recordable form and the original or a copy, certified as being out for recordation by the records office or escrow or title insurance company or the Company, of a proper assignment or assignments of the related mortgage or deed of trust from the original holder, through any subsequent transferees, to the Company or the applicable Borrowing Subsidiary.

       4. A copy, certified by the title insurance company or the closing agent, of all applicable and necessary powers-of-attorney and assumed name certificates.

                                                                      SCHEDULE B
                                                           TO SECURITY AGREEMENT

                     ADDITIONAL REQUIRED MORTGAGE DOCUMENTS

       1. The original recorded mortgage or deed of trust securing the mortgage note.

       2. Evidence of fire and extended coverage insurance in an amount not less than the highest of the following: (a) the amount of the Mortgage Loan, (b) 90% of the insurable value of the improvements, and (c) an amount sufficient to prevent co-insurance. The Collateral Agent reserves the right to obtain a loss payable endorsement in its favor if it so desires.

       3. Evidence of Notice to Customer required by the federal Truth-in-Lending Law and Federal Reserve Regulation Z.

       4. In the case of an FHA mortgage note, an FHA insurance certificate or a commitment to deliver such; in the case of a VA mortgage note; a VA guaranty certificate or a commitment to deliver such and in the case of a conventional mortgage note, an appraisal.

       5. In the case of a conventional mortgage note with a loan-to-value ratio in excess of 80%, the applicable private mortgage insurance policy.

       6. A certified copy of the preliminary policy of or commitment for title insurance insuring the mortgage or deed of trust as a first lien on the property subject thereto written by a title company and in amount and containing exceptions satisfactory to the Collateral Agent.

       7. Evidence of certificate of completion, as appropriate under the circumstances.

       8. Other documentation as the Collateral Agent may reasonably deem appropriate, as well as documentation necessary to fulfill requirements of the Approved Investor Commitments.

       9. Such additional documents as may be necessary in the opinion of the Collateral Agent to transfer to the Collateral Agent, for the benefit of the Secured Parties, the title to any Collateral pledged and/or hypothecated pursuant to the Security Agreement.

                                                                      SCHEDULE C
                                                           TO SECURITY AGREEMENT

                         FORM OF BORROWING BASE REPORT

                             Date:  _______________

       Reference is made to that certain Second Amended and Restated Revolving Credit Agreement among the Company, Borrowing Subsidiaries, The First National Bank of Chicago, individually and as administrative agent, and the lenders named therein, dated as of November 12, 1996 (the "Credit Agreement"). Capitalized terms not otherwise defined herein are used with the same meanings as in the Credit Agreement.

1.     AGGREGATE BORROWING BASE:

       Eligible Mortgage Loans
         (Mortgage Collateral Value):
               Eligible Delivered Mortgages                     $______________
               Eligible AP Mortgages                            $______________
       Eligible Pledged Securities
         (MBS Value)                                            $______________

               Total Pledged Items                              $______________

       Percentage Factor                                        98%

       (A) AGGREGATE BORROWING BASE
             FROM PLEDGED ITEMS                                 $______________

       Eligible Repurchased
       Agency Loans and Receivables                             $______________

       Percentage Factor                                        90%

       (B) AGGREGATE BORROWING BASE
             FROM REPURCHASED AGENCY LOANS
             AND RECEIVABLES                                    $______________

       (C) AGGREGATE BORROWING BASE
             FROM ELIGIBLE PLEDGED SERVICING                    $______________





____________________
        1 Based on either market value or principal balance of loans serviced as described in Section 4.6(h) of the Credit Agreement

       Eligible Servicing Sale Receivables                    $______________

       Percentage Factor                                      75%

       (d) AGGREGATE BORROWING BASE
            FROM ELIGIBLE SERVICING SALE RECEIVABLES          $______________

       (e) BALANCE IN SETTLEMENT ACCOUNT                      $______________

       (f) CASH AND CASH EQUIVALENTS                          $______________

       SUM OF (a) - (f) ABOVE                                 $______________

             Reconciling Items:
                   Timing Difference                          $______________
                   Loan Detail Difference                     $______________

AGGREGATE BORROWING BASE                                      $______________

2.  WAREHOUSE BORROWING BASE:

       (a) AGGREGATE BORROWING BASE                           $______________

       LESS

       (b) AGGREGATE BORROWING BASE
            FROM ELIGIBLE PLEDGED SERVICING                   $______________

       LESS

       (c) AGGREGATE BORROWING BASE
            FROM ELIGIBLE SERVICING SALE RECEIVABLES          $______________

WAREHOUSE BORROWING BASE                                      $______________

                                                                       EXHIBIT 1
                                                           TO SECURITY AGREEMENT


                             REQUIRED REVIEW STEPS


       1. All submitted documents, are consistent with the related Collateral Transmittal as to borrower name, loan face amount, loan type and the Company's or Borrowing Subsidiary's loan number.

       2. The note and mortgage/deed of trust each bears an original signature or signatures which appear to be those of the person or persons named as the maker and mortgagor/trustor, or, in the case of a certified copy of the mortgage/deed of trust, such copy bears what appears to be a reproduction of such signature or signatures.

       3. Except for (a) the endorsement to the Company or applicable Borrowing Subsidiary of the note in the event such loan was purchased by the Company or a Borrowing Subsidiary and (b) the endorsement in blank of the note by an authorized signatory of the Company or the applicable Borrowing Subsidiary, neither the note, the mortgage/deed of trust, nor the assignment(s) of the mortgage/deed of trust contain any irregular writings which appear on their face to affect the validity of any such endorsement or to restrict the enforceability of the document on which they appear.

       4. The note is endorsed in blank by an authorized signatory of the Company or the applicable Borrowing Subsidiary.

       5. The assignment of the mortgage/deed of trust bears an original signature of an authorized signatory of the Company or the applicable Borrowing Subsidiary.

       6. Such other review steps as the Collateral Agent, in its sole discretion, deems appropriate.

                                                                       EXHIBIT 2
                                                           TO SECURITY AGREEMENT

                         FORM OF COMPANY TRUST RECEIPT

                                                           _______________, 19__

       The undersigned, SOURCE ONE MORTGAGE SERVICES CORPORATION, a Delaware corporation (the "Company"), acknowledges receipt from NATIONAL CITY BANK OF KENTUCKY, acting as agent, bailee and custodian (in such capacity "Collateral Agent") for the exclusive benefit of the Secured Parties pursuant to the Security Agreement (as those terms and capitalized terms not otherwise defined herein are defined in that certain Second Amended and Restated Revolving Credit Agreement dated as of November 12, 1996, among the Lenders, the Company, the Borrowing Subsidiaries and The First National Bank of Chicago, as Agent) of the following described documentation for the identified Mortgage Loans (the "Collateral Documents"), possession of which is herewith entrusted to the Company solely for the purpose of correcting documentary defects relating thereto:

                                                 Loan Document
Borrower Name  Loan Number      Note Amount      Delivered
-------------  -----------      -----------      -------------

       It is hereby acknowledged that a security interest pursuant to the Illinois Uniform Commercial Code and the Kentucky Commercial Code in the Collateral hereinabove described and in the proceeds of said Collateral has been granted to Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement.

       In consideration of the aforesaid delivery by Collateral Agent, the Company hereby agrees to hold said Collateral in trust for Collateral Agent on behalf of the Secured Parties as provided under and in accordance with all provisions of the Security Agreement and to return said Collateral to Collateral Agent no later than the close of business on the fifteenth calendar day following the date hereof or, if such day is not a Business Day, on the immediately succeeding Business Day. The Company represents and warrants that the aforesaid delivery by the Collateral Agent shall not cause any violation of any of the Borrowing Bases or any other provision of the Credit Agreement.

                                        SOURCE ONE MORTGAGE SERVICES
                                        CORPORATION, a Delaware corporation


                                        By:________________________________
                                        Name:______________________________
                                        Title:_____________________________

                                                                       EXHIBIT 3
                                                           TO SECURITY AGREEMENT

                            FORM OF SHIPPING REQUEST


Date:_______________



National City Bank of Kentucky,
as Collateral Agent
421 West Market Street
Louisville, Kentucky  40202

Attention:  ________________

This letter is to serve as authorization for you to endorse and ship the following loans:

Loan Number             Borrower Name                             Note Amount


to the following address under Commitment #__________ (the "Commitment") from an Approved Investor as follows:

NAME:
ADDRESS:

ATTENTION:

Please endorse the notes as follows:

Please ship the loan documents either by ____________________ or by such other courier service as we have designated to you as "approved". The courier shall act as an independent contractor bailee acting solely on your behalf as Collateral Agent for the Secured Parties (as defined in that certain Second Amended and Restated Security and Collateral Agency Agreement dated as of November 12, 1996, as the same may be amended, extended or replaced from time to time), but we acknowledge and agree that you are not responsible for any delays in shipment caused by courier or any other actions or inactions of the courier, including, without limitation, any loss of any loan documents; however, because the Commitment expires on _______________, 199_, we ask that you deliver the loan documents to the courier no later than _______________, 199_.

Please have the courier bill us by using our acct #__________. If you should have any questions, or should feel the need for additional documentation, please do not hesitate to call

_______________.

                                        [SOURCE ONE MORTGAGE SERVICES
                                        CORPORATION, a Delaware corporation]

                                        [THE MORTGAGE AUTHORITY, a Delaware
                                        corporation]

                                        [CENTRAL PACIFIC MORTGAGE COMPANY, a
                                        California corporation]

                                        By:________________________________
                                        Name:______________________________
                                        Title:_____________________________

                                                                       EXHIBIT 4
                                                           TO SECURITY AGREEMENT
                                                               (Direct Investor)

Date:____________
Name of Delivery Service:____________________________________
Airbill No.:____________________


                   FORM OF WHOLE LOAN SALE TRANSMITTAL LETTER
                        [LETTERHEAD OF COLLATERAL AGENT]


[Approved Investor]
_________________________
_________________________

       Re:     Source One Mortgage Services Corporation;
               Sale of Mortgage Loans

       Attached please find those Mortgage Loans listed separately on the attached schedule, which Mortgage Loans are owned by SOURCE ONE MORTGAGE SERVICES CORPORATION (the "Company"), THE MORTGAGE AUTHORITY, ("TMA"), a wholly-owned subsidiary of the Company, or CENTRAL PACIFIC MORTGAGE COMPANY ("CPM"), a wholly-owned subsidiary of the Company, and are being delivered to you for purchase.

       The Mortgage Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined herein are defined in) that certain Second Amended and Restated Revolving Credit Agreement dated as of November __, 1996 by and among the Company, TMA, CPM, The First National Bank of Chicago, as Agent, and the Lenders thereunder. Each of the Mortgage Loans is subject to a security interest in favor of National City Bank of Kentucky (the "Collateral Agent") on behalf of the Secured Parties which security interest shall be automatically released upon your remittance of the full amount of the purchase price of such Mortgage Loan (as set forth on the schedule attached hereto) by wire transfer to the following account:

                    WIRE INSTRUCTIONS TO SETTLEMENT ACCOUNT:
                          _________________________
                          _________________________
                          _________________________

       Pending your purchase of each Mortgage Loan and until payment therefor is received, the aforesaid security interest therein will remain in full force and effect, and you shall hold possession of such Collateral and the documentation evidencing same as custodian, agent and bailee for and on behalf of the Secured Parties. In the event any Mortgage Loan is unacceptable for purchase, return the rejected item directly to the Collateral Agent at the address set forth below. The Mortgage Loan must be so returned or sales proceeds remitted in full no later than [forty-five (45) days][UNLESS DELIVERED TO A GOVERNMENT HOUSING PROGRAM WHICH IS NOT A FEDERAL AGENCY] [seventy-five (75) days][IN THE CASE OF DELIVERY TO A GOVERNMENT HOUSING WHICH IS NOT A FEDERAL AGENCY] from the date hereof. In no event shall any Mortgage Loan be returned or sales proceeds remitted to the Company, TMA or CPM. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

       NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE SECURED PARTIES ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED, AS COLLATERAL AGENT, REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                        Sincerely,

                                        NATIONAL CITY BANK of KENTUCKY, as
                                        Collateral Agent


                                        By:________________________________
                                        Title:_____________________________

                                        Address: __________________________
                                                 __________________________
                                                 __________________________


       The undersigned Company agrees to and acknowledges the terms of this letter and, notwithstanding any contrary understanding with or instructions to you, the addressee of this letter, the Company instructs you to act according to the instructions set forth in this letter. These instructions cannot be altered except by written instructions executed by Collateral Agent. The Company and the Collateral Agent agree that a counterpart facsimile of this letter executed by the Company shall suffice as an original of the Company's agreement to and acknowledgment of the terms of this letter.

                                        SOURCE ONE MORTGAGE SERVICES
                                        CORPORATION, a Delaware corporation


                                        By:________________________________
                                        Name:______________________________

                                        Title:_____________________________


ACKNOWLEDGEMENT OF RECEIPT

[Approved Investor]


By:_______________________________
Name:_____________________________
Title:____________________________

Date:_____________________________

                                                                       EXHIBIT 5
                                                           TO SECURITY AGREEMENT
                                                                (Pool Formation)


             FORM OF WAREHOUSE-RELATED SECURITY TRANSMITTAL LETTER
                         [COLLATERAL AGENT LETTERHEAD]

Date:___________________

[Certificating Custodian]
_________________________
_________________________

       Re:     Source One Mortgage Services Corporation;
               Shipment of Mortgage Loans for Pool Formation

       Attached please find those Mortgage Loans listed separately on the attached schedule, which are owned by SOURCE ONE MORTGAGE SERVICES CORPORATION, a Delaware corporation (the "Company"), THE MORTGAGE AUTHORITY, ("TMA") a wholly-owned Subsidiary of the Company or CENTRAL PACIFIC MORTGAGE COMPANY, ("CPM") a wholly-owned Subsidiary of the Company, and are being delivered to you, as custodian/trustee (the "Certificating Custodian"), for certification in connection with the formation of a mortgage pool supporting the issuance of a mortgage-backed security (the "Warehouse-Related Security") described as follows: ______________________________.

       The Mortgage Loans comprise a portion of the Collateral under (and as the term "Collateral" and capitalized terms not otherwise defined herein are defined in) that certain Second Amended and Restated Revolving Credit Agreement dated as of November 12, 1996, by and among the Company, TMA, CPM, The First National Bank of Chicago, as Agent, and the Lenders. Each of the Mortgage Loans is subject to a security interest in favor of National City Bank of Kentucky ("Collateral Agent") for the benefit of the Secured Parties, which security interest shall be automatically released upon the issuance of the Warehouse-Related Security in accordance with the terms of the prescribed GNMA, FNMA or FHLMC form enclosed herewith.

       Pending issuance of the Warehouse-Related Security, the aforesaid security interest in each Mortgage Loan will remain in full force and effect, and you shall hold such Collateral as custodian, agent and bailee for and on behalf of the Secured Parties. In the event any Mortgage Loan is unacceptable for pool formation, return the rejected item directly to the undersigned, as Collateral Agent, at the address set forth below. Each Mortgage Loan must be so returned or the Warehouse-Related Security issued no later than [forty-five
(45) days][UNLESS DELIVERED TO A

GOVERNMENT HOUSING PROGRAM WHICH IS NOT A FEDERAL AGENCY] [seventy-five (75) days][IN THE CASE OF DELIVERY TO A GOVERNMENT HOUSING WHICH IS NOT A FEDERAL AGENCY] from the date hereof. In no event shall any Mortgage Loan be returned or proceeds relating thereto be remitted to the Company, TMA or CPM. If you are unable to comply with the above instructions, please so advise the undersigned immediately.

       NOTE: BY ACCEPTING THE MORTGAGE LOANS DELIVERED TO YOU WITH THIS LETTER, YOU CONSENT TO BE THE CUSTODIAN, AGENT AND BAILEE FOR THE SECURED PARTIES ON THE TERMS DESCRIBED IN THIS LETTER. THE UNDERSIGNED, AS COLLATERAL AGENT, REQUESTS THAT YOU ACKNOWLEDGE RECEIPT OF THE ENCLOSED MORTGAGE LOANS AND THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPY OF THIS LETTER TO THE UNDERSIGNED; HOWEVER, YOUR FAILURE TO DO SO DOES NOT NULLIFY SUCH CONSENT.

                                        Sincerely,

                                        NATIONAL CITY BANK OF KENTUCKY, as
                                        Collateral Agent


                                        By:________________________________
                                        Title:_____________________________

                                        Address: __________________________
                                                 __________________________
                                                 __________________________




ACKNOWLEDGEMENT OF RECEIPT

[Certificating Custodian]


By:_______________________________
Name:_____________________________
Title_____________________________

Date:_____________________________

                                                                       EXHIBIT 6
                                                           TO SECURITY AGREEMENT


                          FORM OF CUSTODIAL AGREEMENT
                     (With Operating Instructions Attached)


                                                           _______________, 199_


_________________________
_________________________
_________________________

       Re:     Source One Mortgage Services Corporation

Ladies and Gentlemen:

       The undersigned, National City Bank of Kentucky (the "Collateral Agent") acts in the capacity as Collateral Agent pursuant to: (1) that certain Second Amended and Restated Revolving Credit Agreement dated as of November 12, 1996 (as amended from time to time, the "Credit Agreement", and as capitalized terms not otherwise defined herein are used with the same meaning as in the Credit Agreement) by and among SOURCE ONE MORTGAGE SERVICES CORPORATION (the "Company"), THE MORTGAGE AUTHORITY, ("TMA"), CENTRAL PACIFIC MORTGAGE COMPANY ("CPM"), the lenders participating therein (collectively, the "Lenders"), and the FIRST NATIONAL BANK OF CHICAGO, as agent for the Lenders (the "Credit Agent"), and (2) that certain Second Amended and Restated Security and Collateral Agency Agreement (as amended from time to time, the "Security Agreement") dated concurrently therewith among the Collateral Agent, the Note Trustee, the Company, TMA, CPM and the Credit Agent. TMA and CPM are each referred to herein as a "Borrowing Subsidiary".

       The Collateral Agent represents and confirms that it has the power and authority under the Credit Agreement and the Security Agreement to execute this Custodial Agreement. The Collateral Agent may execute any of its duties hereunder by or through agents or attorneys-in-fact of whose appointment you have been notified in writing.

       The Collateral Agent hereby appoints you and you hereby accept appointment to act as agent, custodian and bailee for the benefit of the Secured Parties (as defined in the Security Agreement) (in such capacity, the "Approved MBS Custodian"). In such capacity, you agree to accept delivery only on a free basis of certain mortgage-backed securities delivered to you from time to time identified in a letter in the form attached hereto as Exhibit A

(all such mortgage-backed securities delivered to you and so identified being referred to herein as "Subject Securities"). This Custodial Agreement governs your rights and responsibilities as Approved MBS Custodian with respect to all Subject Securities.

       From time to time the security interest of the Collateral Agent may be abated upon a "Positive Security Event" under the terms of the Credit Agreement and the Security Agreement. The Collateral Agent will promptly advise you of any such abatement and issue directions to you regarding the effect of such event on your duties and obligations hereunder.

       The Collateral Agent hereby directs you, as Approved MBS Custodian, to hold or dispose of Subject Securities deposited with you only in accordance with the instructions of a person described as an "Authorized Collateral Agent Representative" on a schedule from time to time delivered to you by the Collateral Agent (the initial list of such persons being attached hereto as Schedule I) or otherwise as expressly permitted hereunder, including without limitation the Company's or any Borrowing Subsidiary's right to direct the sale or disposition of the Subject Securities as described in the following paragraph. You are authorized, directed and instructed to act upon all instructions from persons reasonably believed by you to be genuine and authorized. Any instruction given hereunder may, in your discretion, be by telegraph, cable, facsimile or electronic communication which is received by you.

       All Subject Securities are to be held by you in a custodial account (Account No. __________) maintained with you (the "MBS Custodial Account"). Unless and until you have received written notice to the contrary from the Collateral Agent at the direction of the Majority Debtholders (which notice may be by facsimile transmission) following an Event of Default, you may from time to time deliver Subject Securities at the direction of the Company, to, but only to, Approved Investors (as listed on a schedule of "Approved Investors" delivered to you from time to time by an Authorized Collateral Agent Representative) against payment of the purchase price therefor.
Notwithstanding the preceding sentence, even after your receipt of notice from the Collateral Agent that an Event of Default exists, you may deliver Subject Securities at the direction of the Company, but only to Approved Investors pursuant to then-existing Approved Investor Commitments. The proceeds of the sale or other disposition of all Subject Securities are to be held by you in an account (Account No. __________) maintained with you (the "Custodian Settlement Account") and transferred by the end of each Business Day to Account No. 19-19210 maintained in the Credit Agent's name at The First National Bank of Chicago (the "Settlement Account") as follows:

                          _________________________
                          _________________________

                         ______________________________

       By executing this Custodial Agreement the Company and the Borrowing Subsidiaries confirm and the Collateral Agent, the Company and the Borrowing Subsidiaries notify you that the Company and the Borrowing Subsidiaries have assigned and granted to the Collateral Agent a security interest in and lien upon all now existing and hereafter arising right, title and interest of the Company and the Borrowing Subsidiaries in the MBS Custodial Account, the Custodian Settlement Account and the Settlement Account and in any and all investments and proceeds at any time held therein.

       Unless and until you have received written notice from an Authorized Collateral Agent Representative (which notice may be by facsimile transmission) that there has occurred an Event of Default or Default, you may, at your election, elect to make advances against Subject Securities held by you in the MBS Custodial Account pending their sale and delivery to a purchaser thereof, in accordance with a repo line of credit established between you and the Company; provided, however, that: (1) any such repo line of credit shall be on terms and conditions customary for similar lines of credit which you provide to customers, including, without limitation, as to advance rate and interest charge; (2) all advances to the Company under such repo line of credit (each, a "Repo Advance") shall be transferred to the Custodian Settlement Account; and
(3) you hereby waive any and all rights of offset, counterclaim or other recoupment rights which you may have with respect to any Repo Advance against the MBS Custodial Account, the Custodian Settlement Account and any Subject Securities or proceeds thereof at any time held therein (other than the Subject Securities which are the subject of the Repo Advance). If, but only if and only to the extent there has been transferred to the Custodian Settlement Account the proceeds of a given Repo Advance, the rights of the Collateral Agent in the Subject Securities which are the subject of the Repo Advance are hereby automatically subordinated to your rights therein as collateral security for the repayment of such Repo Advance, and upon receipt of such proceeds in the Settlement Account, such rights of the Collateral Agent shall be automatically released.

       You shall be under no duty to take or omit to take any action with respect to Subject Securities, except as specifically set forth in this Agreement and the Operating Instructions attached hereto as Exhibit B, unless specifically otherwise directed by the Collateral Agent and agreed to by you in writing. In the event that you shall be uncertain as to your duties or rights hereunder, you shall be entitled to refrain from taking any action until you shall be directed otherwise by an order of a court of competent jurisdiction. In case you should agree to our request and on our behalf to appear in, prosecute or defend any legal or equitable proceeding either in your own name or in the name of your nominee, you shall first be indemnified to your satisfaction (other than against your gross negligence and willful misconduct).

       By accepting delivery of any Subject Security, you shall be deemed to have agreed to hold such Subject Security as Approved MBS Custodian hereunder, free and clear of all liens, claims, interests and rights of offset in your favor or in favor of persons claiming through you, subject only to the rights with respect to Repo Advances described above. Until you have been notified in writing (including by telecopier) by an Authorized Collateral Agent Representative of the occurrence of an Event of Default, you are hereby authorized to return Subject Securities to the issuer/transfer agent therefor at the Company's written request in connection with the reissuance thereof in smaller denominations; provided, however, that any delivery of Subject Securities for reissuance shall be covered by a transmittal letter or other written agreement instructing that the reissued securities be returned directly to you. In this connection, we acknowledge familiarity with the current securities industry practice of delivering physical securities against later payment on the delivery date. Notwithstanding our instructions to deliver Subject Securities against payment, you are authorized to make delivery of such physical securities against a temporary receipt (sometimes called a "window ticket") in lieu of payment. You agree to use your best efforts to obtain payment therefor during the same business day, but we confirm our assumption of all risks of payment for such deliveries. You may accept certified checks in payment for Subject Securities delivered on the Company's instruction and you shall not be responsible for the risks of collectability of any such checks. YOU ARE HEREBY IRREVOCABLY INSTRUCTED BY THE COMPANY, EACH BORROWING SUBSIDIARY AND THE COLLATERAL AGENT THAT ALL PROCEEDS RECEIVED FROM THE SALE OR OTHER DISPOSITION OF SUBJECT SECURITIES AND ALL REPO ADVANCES, UNTIL OTHERWISE NOTIFIED IN WRITING BY THE COLLATERAL AGENT, SHALL BE WIRED TO THE SETTLEMENT ACCOUNT AS PROVIDED ABOVE.

       You will provide to the Collateral Agent on a daily basis at or before 9:30 a.m. (Chicago time) a report of the prior day's activity with respect to the MBS Custodial Account, the Custodian Settlement Account and Repo Advances made by you hereunder.

       You shall not be liable or accountable for any act or omission of brokers, dealers or agents in connection with this Custodial Agreement. In carrying out your duties hereunder, you may use such methods or agencies as you determine in your sole discretion, including your own facilities.

       You shall maintain regular business records documenting all instructions transmitted to you through any authorized means and any response by you. You are authorized to electronically record any telephone communications with the Company, any Borrowing Subsidiary or the Collateral Agent arising out of this Custodial Agreement. Your records shall be determinative of the form, content and time of all the Company's, the Borrowing Subsidiaries' and Collateral Agent's instructions and any response from you. The record of each instruction and any response thereto shall be retained by you for at least ninety (90) days following the date of the instruction. Any claim against you for failure to properly follow an instruction transmitted by the Company, any Borrowing Subsidiary or the Collateral Agent must be made in writing and received by you within sixty (60) days after the date such instruction was received by you.

       You shall give the Subject Securities that come into your possession under this Custodial Agreement the same physical care and safeguards as are afforded similar property owned by you; provided, however, your responsibility hereunder is limited to losses occasioned directly by the gross negligence or willful misconduct of your employees, to the extent of the market value of the Subject Securities at the date of the discovery of such loss. With respect to any Subject Securities which you deliver for us to a third party, and with respect to such delivery, you shall be deemed no more than an "intermediary" as referenced in Section 8-306(3) of the New York Uniform Commercial Code, and the only warranty given by you shall be the warranty provided in said Section 8-306(3). In no event shall you be liable for any indirect, special or consequential loss, even if you have been advised of the possibility of such loss. You may, at your option, make arrangements for insuring yourselves against loss from any cause, but you shall not be under any obligation to insure for our benefit.

       Except as expressly set forth above with respect to advances made by you in connection with "late deliveries" and Repo Advances, none of the Subject Securities held in the MBS Custodial Account, the funds held at any time in the Custodian Settlement Account, the Subject Securities or any proceeds of the sale or other disposition thereof will be subject to any right, charge, security interest, lien, encumbrance or claim of any kind in your or your creditors' favor. Any claims for the payment of fees with respect to the safe custody or administration of Subject Securities or for compensation, expenses, commitments made by you upon instructions of the Collateral Agent, reimbursement of taxes incurred by you for the account of the Collateral Agent, any penalties incurred by or levied or assessed against you resulting from the Collateral Agent's improper or incorrect instructions, or other liabilities of the Collateral Agent to you, and for indemnity against any claim or liability to which you are subjected by reason of any registration of Subject Securities shall be enforceable solely against the Company and none of the Collateral Agent, the Credit Agent or any Secured Party shall have any responsibility therefor (except to the extent any of the foregoing are due to the gross negligence or willful misconduct of the Collateral Agent, the Credit Agent or any Secured Party, as applicable). The Collateral Agent, the Borrowing Subsidiaries and the Company agree to make no claim against you except for any such claims or liabilities arising, or claimed to have arisen, as a result of your gross negligence or willful misconduct.

       The Operating Instructions attached hereto are hereby made part hereof and any and all capitalized terms defined herein shall have the same meaning when used therein.

       This Custodial Agreement contains the whole of the understanding between you and the Collateral Agent concerning the subject matter hereof and no provision hereof shall be modified or altered except in a writing signed by both you and the Collateral Agent.

       This Custodial Agreement shall be governed by the laws of the State of New York and shall be binding upon the Collateral Agent and upon its successors and assigns and shall inure to your benefit and your successors and assigns and shall be deemed continuing until terminated by either the Collateral Agent or you upon at least sixty (60) days prior written notice to the other.

       This letter is made in triplicate and will become an agreement between you and the Collateral Agent upon your acceptance hereof in the space provided below at your offices in the State of New York.

                                       NATIONAL CITY BANK OF KENTUCKY, as
                                       Collateral Agent


                                       By:________________________________
                                       Title:_____________________________


AGREED TO AND ACCEPTED:

________________________________,
as Approved MBS Custodian


By:_________________________________
Name:______________________________
Title:_______________________________

                       ACKNOWLEDGEMENT AND AUTHORIZATION


       The Company and the Borrowing Subsidiaries approve the foregoing Custodial Agreement and authorize the Approved MBS Custodian to act in accordance with the terms thereof. The Company and the Borrowing Subsidiaries agree to be bound by the terms of the Custodial Agreement (including all Exhibits thereto) to the same extent as if a party thereto. The Company and the Borrowing Subsidiaries each agree to indemnify the Approved MBS Custodian for, and hold the Approved MBS Custodian harmless against, any loss, liability or expense in connection with, arising out of or in any way related to the transaction contemplated and relationship established by the Custodial Agreement, or any action or omission by the Approved MBS Custodian in connection with the Custodial Agreement, or any agent, broker or dealer employed by the Approved MBS Custodian hereunder, including the reasonable costs and expenses incurred in defending any such claim of liability, except that neither the Company nor any Borrowing Subsidiary shall be liable for (i) any loss, liability or expense that is determined by a judgment of a court of competent jurisdiction that is binding on the Approved MBS Custodian, final and not subject to review on appeal, to be the direct result of acts or omissions on the Approved MBS Custodian's part constituting gross negligence or willful misconduct, or (ii) any claim that is based on the Approved MBS Custodian's warranty as provided in Section 8-306(3) of the New York Uniform Commercial Code.


                                        SOURCE ONE MORTGAGE SERVICES
                                        CORPORATION, a Delaware corporation

                                        By:________________________________
                                        Name:______________________________
                                        Title:_____________________________


                                        THE MORTGAGE AUTHORITY, a Delaware
                                        corporation

                                        By:________________________________
                                        Name:______________________________
                                        Title:_____________________________


                                        CENTRAL PACIFIC MORTGAGE COMPANY, a
                                        California corporation

                                        By:________________________________
                                        Name:______________________________
                                        Title:_____________________________

                                                                       EXHIBIT A
                                                          TO CUSTODIAL AGREEMENT


                    FORM OF LETTER TO APPROVED MBS CUSTODIAN


To:  _________________________,
  as Approved MBS Custodian

       Re:     Source One Mortgage Services Corporation;
               Custodial and Collateral Agency Instructions

Ladies and Gentlemen:

       Reference is made to the attached schedule relating to a letter/certification to a transfer agent/trustee for the issuance of the Security described more particularly therein, which Security is supported by a pool of residential mortgage loans and/or mortgage-backed securities including mortgage loans and/or mortgage-backed securities in which the undersigned as collateral agent (in such capacity, the "Collateral Agent"), acting under that certain Second Amended and Restated Security and Collateral Agency Agreement dated as of November 12, 1996, as amended, extended or replaced from time to time, holds a first priority perfected security interest. The attached schedule is (i) Delivery Schedule Form 11705 in the case of GNMA Securities,
(ii) Delivery Schedule Form 996 in the case of FHLMC Securities, (iii) Delivery Schedule Form 2014 in the case of FNMA Securities, or (iv) a form containing substantially similar information in the case of any other Securities.
Pursuant to the letter/certification, the transfer agent/trustee has been instructed to deliver such Security to you. You are hereby notified that the Collateral Agent and the Secured Parties named therein have a first perfected security interest in the Security and in all proceeds of the sale or other disposition thereof and in all accounts into which said proceeds may be deposited.

       This letter will confirm your agreement to hold such Security as a "Subject Security" under and on terms and conditions set forth more particularly in that certain Custodial Agreement, dated as of _______________, 199_ between you and the Collateral Agent.

                                        Very truly yours,

                                        NATIONAL CITY BANK OF KENTUCKY, as
                                        Collateral Agent


                                        By:________________________________

       The undersigned agree to and acknowledge the terms of this letter and, notwithstanding any contrary understanding with or instructions to you, the addressee of this letter, the undersigned instruct you to act according to the instructions set forth in this letter. These instructions cannot be altered except by written instructions executed by Collateral Agent.

                                        SOURCE ONE MORTGAGE SERVICES
                                        CORPORATION, a Delaware corporation


                                        By:________________________________
                                        Name:______________________________
                                        Title:_____________________________


                                        THE MORTGAGE AUTHORITY, a Delaware
                                        corporation


                                        By:________________________________
                                        Name:______________________________
                                        Title:_____________________________


                                        CENTRAL PACIFIC MORTGAGE COMPANY, a
                                        ______________ corporation


                                        By:________________________________
                                        Name:______________________________
                                        Title:_____________________________

                                                                       EXHIBIT B
                                                          TO CUSTODIAL AGREEMENT


                             OPERATING INSTRUCTIONS


       These Operating Instructions are attached to and made a part of the Custodial Agreement between National City Bank of Kentucky and
___________________, dated as of _______________, 199_ (as amended from time to time, the "Custodial Agreement"). Terms defined therein shall have their same meanings when used herein.

      1. From time to time GNMA, FNMA and FHLMC Subject Securities will be issued at the request of the Company or a Borrowing Subsidiary and credited to your account with the Federal Reserve Bank of New York ("FRBNY") (in the case of FNMA and FHLMC Subject Securities) or your account with the Participants Trust Company ("PTC") (in the case of GNMA Subject Securities) (in each case, to be held by you for the account of the Collateral Agent) in accordance with the Code of Federal Regulations (in the case of FNMA and FHLMC Subject Securities) or the rules of PTC (in the case of GNMA Subject Securities). Upon your receipt of confirmation that such Subject Securities have been deposited into your account with FRBNY (in the case of FNMA and FHLMC Subject Securities) or your account with PTC (in the case of GNMA Subject Securities), you shall promptly issue to the Collateral Agent and the Company your confirmation that (1) you have received such confirmation of the Fedwire (in the case of FNMA and FHLMC Subject Securities, which confirmation will include the number of Subject Securities deposited into your account with FRBNY) or from PTC (in the case of GNMA Subject Securities), (2) you have made appropriate entries on your books reflecting the interests of the Company or the applicable Borrowing Subsidiary as beneficial owner and the Collateral Agent as secured party with respect to such Subject Securities, and (3) there are no security interests or any rights or claims of any third party in such Subject Securities in your favor or known to you which have priority over the security interest of the Collateral Agent in such Subject Securities. You shall be under no obligation to ensure or verify that Securities identified in transmittal letters (in the form of Exhibit A to the Custodial Agreement) are in fact credited to your account(s), but you shall be obligated only to report your actual receipt of Subject Securities to the Collateral Agent and the Company in accordance with the provision of this Instruction 1.

      2. With respect to the delivery or transfer of Subject Securities which you hold for the account of the Collateral Agent, you are hereby authorized to act only upon instructions from the Collateral Agent or, to the extent permitted by the Custodial Agreement, by the Company. Upon notification to you by the

Collateral Agent at the direction of the Majority Debtholders following an "Event of Default" under the Credit Agreement, no third party, including without limitation the Company and the Borrowing Subsidiaries, may direct you to make any delivery or transfer of such Subject Securities other than Subject Securities to be delivered pursuant to then-existing Approved Investor Commitments.

      3. The proceeds of redemptions, collections and other receipts, including dividend and interest income, shall be credited to the Custodial Settlement Account upon collection or payment.

      4. You are to notify the Collateral Agent and the Company upon receipt of notice by you of any call for conversion, redemption, subscription rights or similar proceeding affecting the Subject Securities held in the relevant account (any of the foregoing being referred to herein as "Account Proceedings"), and shall take such action in respect thereof as you may be directed in writing by the Collateral Agent; provided, however, that you shall have no duty or responsibility to notify the Company or the Collateral Agent of any Account Proceedings which do not appear in The Wall Street Journal (New York Edition), The Standard & Poor's Called Bond Record for Preferred Stocks, Financial Daily Called Bond Service, The Kenney Services or official notifications from the Depository Trust Company or such other publications which you may deem reasonable from time to time. All solicitation fees payable to you as agent in connection with such event will be retained by you unless specifically agreed to the contrary by you.

      5. You are authorized and empowered in the name and on behalf of the Collateral Agent and the Company to execute any certificates of ownership or other reports which you are or may hereafter be required to execute and furnish under any regulation of the Internal Revenue Service, or other authority of the United States, insofar as the same are required in connection with any property which is now or may hereafter be in your possession by virtue of the Custodial Agreement and these Operating Instructions, claiming no exemptions on behalf of the Collateral Agent or the Company. In the preparation of such reports, the status of the Collateral Agent is to be described as a bank, trust company or financial institution, as the case may be, domiciled in the United States. The Collateral Agent agrees to notify you immediately in writing of any change in such status.

      6. All mail communications which are to be furnished or forwarded hereunder to the Collateral Agent or the Company shall be addressed to such party at the last address on your records, provided that in case you in your sole discretion shall determine that an emergency exists, you may use such other means of communication as you shall deem advisable.

      7. You are under no duty to supervise, recommend or advise the Collateral Agent relative to the investment, purchase, sale, retention or other disposition of any property held hereunder unless specifically provided for by the Custodial Agreement.

      8. With respect to any direction to receive securities in transactions not placed through you, you shall have no duty or responsibility to advise the Company of non-receipt, or to take any steps to obtain delivery of securities from any brokers or dealers. All dealer concessions made to you will be retained by you unless specifically agreed to the contrary by you.

      9. Notwithstanding anything herein to the contrary, unless instructions are received from the Collateral Agent, specifying a different destination than the address listed on your records for the Collateral Agent, within ten (10) days of the receipt of any termination notice, you shall have the right to transfer all securities and other property held by you or any depositary in connection with the Custodial Agreement or registered in your name to the Collateral Agent at the address listed on your records.

                                                                      SCHEDULE I
                                                          TO CUSTODIAL AGREEMENT


                  AUTHORIZED COLLATERAL AGENT REPRESENTATIVES

                                                                       EXHIBIT 7
                                                           TO SECURITY AGREEMENT


             COLLATERAL TRANSMITTAL -- INITIAL MORTGAGE INFORMATION


1.     CUSTOMER NAME ______________________________

2.     LOAN NUMBER _________________________________

3.     MORTGAGOR ___________________________________
                 SURNAME ONLY

4.     AP STATUS CODE _______________________________

5.     DEPOSIT DATE _________________________________

6.     ORIGINAL NOTE AMOUNT $_____________________

7.     ACQUISITION COST $____________________________

8.     TAKE-OUT VALUE $_____________________________

9.     NOTE DATE OR CONVERSION DATE _____________

10.    NOTE RATE ____________________________________

11. LOAN TYPE (i.e. a group category (e.g. GNMA 15, FNMA/FHLMC 30, etc.) set forth on Exhibit F to the Credit Agreement)
       _________________________________